                        [CANADIAN TERM CREDIT AGREEMENT]


================================================================================


                                CREDIT AGREEMENT

                           dated as of March 20, 2001

                                      among

                        TOM BROWN RESOURCES FUNDING CORP.

                            THE LENDERS PARTY HERETO,

                         THE OTHER AGENTS PARTY HERETO,

                            THE BANK OF NOVA SCOTIA,
                         as Canadian Syndication Agent,

                           THE TORONTO-DOMINION BANK,
                        as Canadian Documentation Agent,

                       THE CHASE MANHATTAN BANK OF CANADA,
                        as Canadian Administrative Agent

                                       and

                            THE CHASE MANHATTAN BANK,
                         as Global Administrative Agent



                 JP MORGAN, A DIVISION OF CHASE SECURITIES INC.,
                      as Sole Bookrunner and Lead Arranger


================================================================================

                                TABLE OF CONTENTS

ARTICLE I             Definitions.................................................................................1
         1.1.         Defined Terms...............................................................................1
         1.2.         Classification of Loans....................................................................19
         1.3.         Terms Generally............................................................................19
         1.4.         U.S. Credit Agreement Definitions..........................................................19

ARTICLE II            The Term Loan..............................................................................20
         2.1.         Commitments................................................................................20
         2.2.         The Loans..................................................................................20
         2.3.         Request for the Loan.......................................................................20
         2.4.         [Intentionally omitted]....................................................................21
         2.5.         Funding of the Loans.......................................................................21
         2.6.         Interest Elections.........................................................................22
         2.7.         Global Borrowing Base......................................................................23
         2.8.         Termination of Commitments.................................................................25
         2.9.         Repayment of Loans; Evidence of Indebtedness...............................................25
         2.10.        Prepayment of Loans........................................................................26
         2.11.        [Intentionally omitted]....................................................................26
         2.12.        Interest...................................................................................26
         2.13.        Alternate Rate of Interest.................................................................27
         2.14.        Illegality.................................................................................28
         2.15.        Increased Costs............................................................................29
         2.16.        Break Funding Payments.....................................................................30
         2.17.        Taxes......................................................................................30
         2.18.        Payments Generally; Pro Rata Treatment; Sharing of Set-offs................................32
         2.19.        Mitigation Obligations; Replacement of Lenders.............................................34
         2.20.        Currency Conversion and Currency Indemnity.................................................34

ARTICLE III           Representations and Warranties.............................................................35
         3.1.         Corporate Existence........................................................................36
         3.2.         Special Purpose Vehicle....................................................................36
         3.3.         [Intentionally omitted]....................................................................36
         3.4.         No Breach..................................................................................36
         3.5.         Authority..................................................................................36
         3.6.         Approvals..................................................................................36
         3.7.         Use of Proceeds............................................................................36
         3.8.         [Intentionally omitted]....................................................................37
         3.9.         [Intentionally omitted]....................................................................37
         3.10.        Properties, etc............................................................................37
         3.11.        No Material Misstatements..................................................................37
         3.12.        Investment Company Act.....................................................................37


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
         3.13.        Public Utility Holding Company Act.........................................................37
         3.14.        Subsidiaries...............................................................................37
         3.15.        Location of Business and Offices...........................................................37
         3.16.        Defaults...................................................................................37
         3.17.        Unfunded Pension Liabilities...............................................................38
         3.18.        Compliance with the Law....................................................................38
         3.19.        Representations and Warranties in U.S. Credit Agreement....................................38

ARTICLE IV            Conditions.................................................................................38
         4.1.         Conditions Precedent.......................................................................38
         4.2.         Additional Conditions Precedent............................................................41

ARTICLE V             Affirmative Covenants......................................................................41
         5.1.         Reporting Requirements.....................................................................42
         5.2.         Litigation.................................................................................42
         5.3.         Maintenance, Etc...........................................................................42
         5.4.         Further Assurances.........................................................................43
         5.5.         Performance of Obligations.................................................................43
         5.6.         Covenants in the Parent Guaranty...........................................................43
         5.7.         Obligations to Cure........................................................................43

ARTICLE VI            [NOT USED].................................................................................43

ARTICLE VII           Negative Covenants.........................................................................43
         7.1.         Nature of Business.........................................................................44
         7.2.         Liens......................................................................................44
         7.3.         Proceeds of Loans..........................................................................44
         7.4.         Transactions with Affiliates...............................................................44
         7.5.         Subsidiaries...............................................................................44

ARTICLE VIII          Events of Default..........................................................................44
         8.1.         Listing of Events of Default...............................................................44
         8.2.         Action if Bankruptcy.......................................................................46
         8.3.         Action if Other Event of Default...........................................................46

ARTICLE IX            Agents.....................................................................................47

ARTICLE X             Miscellaneous..............................................................................49
         10.1.        Notices....................................................................................49
         10.2.        Waivers; Amendments........................................................................51
         10.3.        Expenses; Indemnity; Damage Waiver.........................................................52
         10.4.        Successors and Assigns.....................................................................54
         10.5.        Survival...................................................................................56
         10.6.        Counterparts; Effectiveness................................................................57


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
         10.7.        Severability...............................................................................57
         10.8.        Right of Setoff............................................................................57
         10.9.        GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.................................57
         10.10.       WAIVER OF JURY TRIAL.......................................................................58
         10.11.       Headings...................................................................................59
         10.12.       Confidentiality............................................................................59
         10.13.       Interest Rate Limitation...................................................................60
         10.14.       Collateral Matters; Hedging Agreements; Overdraft Facility.................................61
         10.15.       Arranger; Canadian Documentation Agent; Canadian Syndication Agent;
                      Other Agents...............................................................................61
         10.16.       Intercreditor Agreement; Security Documents................................................62
         10.17.       NO ORAL AGREEMENTS.........................................................................62




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



                             EXHIBITS AND SCHEDULES

EXHIBITS:

Exhibit A-1         Form of Legal Opinion of Stewart McKelvey Stirling Scales
Exhibit A-2         Form of Legal Opinion of Vinson & Elkins L.L.P.
Exhibit B           [Intentionally omitted]
Exhibit C           Form of Compliance Certificate
Exhibit D           Form of Assignment and Acceptance
Exhibit E-1         Form of Borrowing Request
Exhibit E-2         Form of Interest Election Request
Exhibit F           Form of Pledge Agreement
Exhibit G           Form of Parent Guaranty


SCHEDULES:

Schedule 2.1        Commitments




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                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of March 20, 2001, is among TOM BROWN RESOURCES FUNDING CORP., a Nova Scotia unlimited liability company (the "Borrower"), the LENDERS party hereto, the other Agents party hereto, THE BANK OF NOVA SCOTIA, as Canadian Syndication Agent, THE TORONTO-DOMINION BANK, as Canadian Documentation Agent, THE CHASE MANHATTAN BANK OF CANADA, as Canadian Administrative Agent and THE CHASE MANHATTAN BANK, as Global Administrative Agent.

         The parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions

         SECTION 1.1. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

         "ABR", when used in reference to any Interest Period, refers to whether such Interest Period bears interest at a rate determined by reference to the Alternate Base Rate.

         "Adjusted LIBO Rate" means, with respect to any Eurocurrency Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by
(b) the Statutory Reserve Rate.

         "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Canadian Administrative Agent.

         "Affiliate" of any Person means (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

         "Agents" means each of the Global Administrative Agent, the Canadian Administrative Agent, the Canadian Syndication Agent, the Canadian Documentation Agent, each Managing Agent and the Co-Agent.

         "Agreed Currency" is defined in Section 2.20(a).

         "Agreement" means this Credit Agreement, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

         "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. If for any reason the Global Administrative Agent shall have determined (which determination shall be conclusive and binding, absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including, without limitation, the inability or failure of the Global Administrative Agent to obtain sufficient bids or publications in accordance with the terms hereof, the Alternate Base Rate shall be the Prime Rate until the circumstances giving rise to such inability no longer exist.

         "Applicable Lending Office" means, for each Lender and for each Type of Interest Period, such office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify in writing to the Global Administrative Agent, the Canadian Administrative Agent and the Borrower as the office by which its Interest Period of such Type are to be made and/or issued and maintained.

         "Applicable Percentage" means, with respect to any Lender, the percentage of the total Loans represented by the Loan then held by such Lender.

         "Applicable Rate" means, for any day and with respect to any Eurocurrency Interest Period or any ABR Interest Period hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Eurocurrency Interest Period" or "ABR Interest Period", as the case may be, based on the Global Borrowing Base Utilization on such date.


                                      Eurocurrency          ABR Interest
      Global Borrowing Base       Interest Period (in     Period (in basis
          Utilization:               basis points)             points)
      ---------------------       -------------------     ----------------
Less than 25%                            112.5                  12.5

25% or greater and less
than 33%                                 125.0                  25.0

33% or greater and less
than 50%                                 137.5                  37.5

50% or greater and less
than 75%                                 150.0                  50.0

75% or greater                           162.5                  62.5



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         For purposes of the foregoing, any change in the Applicable Rate will occur automatically without prior notice upon any change in the Global Borrowing Base Utilization. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

         "Approved Engineer" means (a) Ryder Scott Petroleum Engineers, (b) Gilbert, Laustsen & Jung Associates, Ltd., or (c) such other firm of independent petroleum engineers expert in the matters required to be performed in connection with the preparation and delivery or auditing of a Reserve Report and reasonably satisfactory to the Global Administrative Agent.

         "Arranger" means JP Morgan, a Division of Chase Securities Inc.

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.4), and accepted by the Global Administrative Agent and the Canadian Administrative Agent, in substantially the form of Exhibit D or any other form approved by the Global Administrative Agent and the Canadian Administrative Agent.

         "Authorized Officer" means, with respect to the Borrower, the Chairman, the President, any Vice President or the Treasurer of the Borrower or any other officer of the Borrower specified as such to the Canadian Administrative Agent in writing by any of the aforementioned officers of the Borrower or by resolution from the board of directors of the Borrower or, with respect to the Parent, the Chairman, the President, any Vice President or the Treasurer of the Parent or any other officer of the Parent specified as such to the Global Administrative Agent in writing by any of the aforementioned officers of the Parent or by resolution from the board of directors of the Parent.

         "Bankruptcy and Insolvency Act (Canada)" means, collectively, the Bankruptcy and Insolvency Act (Canada) and the Companies' Creditor Arrangement Act (Canada), each as amended from time to time and any similar statute of Canada or any province thereof.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrower" has the meaning given to such term in the preamble.

         "Borrowing Base Properties" means those Oil and Gas Properties owned by the Parent or its Subsidiaries that are given value in the determination of the then current Global Borrowing Base.

         "Borrowing Request" means a request by the Borrower for the Loan in accordance with Section 2.3, in substantially the form of Exhibit E-1 or any other form approved by the Canadian Administrative Agent and the Global Administrative Agent.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided


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that, when used in connection with a Eurocurrency Interest Period, the term
"Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "Canadian Administrative Agent" means The Chase Manhattan Bank of Canada, in its capacity as Canadian administrative agent for the lenders party to each of this Agreement and the Canadian Revolving Credit Agreement and any successor thereto.

         "Canadian Borrowers" means (i) the Borrower under this Agreement and
(ii) the Canadian Revolving Borrowers under the Canadian Revolving Credit Agreement.

         "Canadian Documentation Agent" means The Toronto-Dominion Bank, in its capacity as Canadian documentation agent for the lenders party to each of this Agreement and the Canadian Revolving Credit Agreement and any successor thereto.

         "Canadian Dollars" or "C$" refers to lawful money of Canada.

         "Canadian Lien Searches" means central and local current searches (for certainty, excluding real property searches) for Liens for the province of Nova Scotia, and such other jurisdictions as the Global Administrative Agent may request, covering each Loan Party.

         "Canadian Revolving Borrowers" means TBRL and the Borrower, as borrowers under the Canadian Revolving Credit Agreement.

         "Canadian Revolving Commitment" means, with respect to each Canadian Revolving Lender, the "Commitment" of such Canadian Revolving Lender (as defined in the Canadian Revolving Credit Agreement). The initial aggregate amount of the Canadian Revolving Commitments is U.S.$55,000,000.

         "Canadian Revolving Credit Agreement" means that certain Credit Agreement of even date herewith among the Canadian Revolving Borrowers, the Canadian Revolving Lenders, the other agents party thereto, the Global Administrative Agent, the Canadian Administrative Agent, the Canadian Syndication Agent and the Canadian Documentation Agent, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

         "Canadian Revolving Lenders" means the financial institutions from time to time party to the Canadian Revolving Credit Agreement and their respective successors and permitted assigns.

         "Canadian Revolving Loan Documents" means the Canadian Revolving Credit Agreement, any guaranties, any security documents, any assignment agreements, and the agreement with respect to fees, together with all exhibits, schedules and attachments thereto, and all other agreements, documents, certificates, financing statements and instruments from time to time executed and delivered pursuant to or in connection with any of the foregoing.

         "Canadian Revolving Obligations" means, at any time, the Equivalent Amount in U.S. Dollars of the sum of (a) the aggregate "Credit Exposure" (as defined in the Canadian Revolving Credit Agreement) of the Canadian Revolving Lenders under the Canadian Revolving Loan Documents plus (b) all accrued and unpaid interest and fees owing to the Canadian Revolving Lenders under the Canadian Revolving Loan Documents plus (c) all other obligations (monetary or otherwise) of the Canadian Revolving Borrowers to any Canadian Revolving Lender or the "Agents" (as defined in the Canadian Revolving Credit Agreement) under the Canadian Revolving Credit Agreement, whether or not contingent, arising under or in connection with any of the Canadian Revolving Loan Documents.

         "Canadian Syndication Agent" means The Bank of Nova Scotia, in its capacity as Canadian syndication agent for the lenders party to each of this Agreement and the Canadian Revolving Credit Agreement and any successor thereto.

         "Capital Lease Obligations" means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.15(b), by any Applicable Lending Office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         "Change of Control" means, except as permitted by the Parent Guaranty, the Parent shall cease to own, directly or indirectly, 100% of the issued and outstanding Equity Interests of the Borrower.

         "Closing Date" means the date of this Agreement.

         "Co-Agent" means Comerica Bank - Texas, in its capacity as co-agent for the Lenders hereunder.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" means any and all "Collateral", as defined in all of the Security Documents.

         "Combined Credit Agreements" means this Agreement, the U.S. Credit Agreement and the Canadian Revolving Credit Agreement.



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



         "Combined Credit Exposure" means the sum of (i) the Equivalent Amount in U.S. Dollars of the aggregate Loans of the Lenders hereunder, (ii) the amount in U.S. Dollars of the aggregate "Credit Exposure" (as defined in the U.S. Credit Agreement), and (iii) the Equivalent Amount in U.S. Dollars of the "Credit Exposure" (as defined in the Canadian Revolving Credit Agreement).

         "Combined Lenders" means the Lenders hereunder, the U.S. Lenders and the Canadian Revolving Lenders.

         "Combined Loan Documents" means the Loan Documents, the U.S. Loan Documents and the Canadian Revolving Loan Documents.

         "Combined Loans" means the loans made by the Combined Lenders to the Parent and the Canadian Borrowers pursuant to the Combined Loan Documents.

         "Combined Obligations" means the aggregate of the Obligations, the U.S. Obligations and the Canadian Revolving Obligations (without duplication of any Hedging Obligations).

         "Combined Revolving Commitments" means the aggregate of (i) the "Commitments" (as defined in the U.S. Credit Agreement) of the U.S. Lenders and
(ii) the Canadian Revolving Commitments. The initial aggregate amount of the Combined Revolving Commitments is U.S.$130,000,000.

         "Combined Revolving Credit Exposure" means the sum of (i) the Equivalent Amount in U.S. Dollars of the aggregate "Credit Exposure" (as defined in the U.S. Credit Agreement) of the U.S. Lenders and (ii) the Equivalent Amount in U.S. Dollars of the aggregate "Credit Exposure" (as defined in the Canadian Revolving Credit Agreement) of the Canadian Revolving Lenders.

         "Combined Revolving Lenders" means (i) the Canadian Revolving Lenders and (ii) the U.S. Lenders.

         "Combined Revolving Obligations" means the aggregate of the U.S. Obligations and the Canadian Revolving Obligations (without duplication, of any Hedging Obligations).

         "Commitment" means, with respect to each Lender, the commitment of such Lender to make a Loan hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Loan hereunder. The amount of each Lender's Commitment is set forth on Schedule 2.1. The aggregate amount of the Commitments of the Lenders is U.S.$95,000,000.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "Currency" means, with respect to any Interest Period, whether such Interest Period is denominated in Canadian Dollars or U.S. Dollars.

         "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "Deficiency Notification Date" is defined in Section 2.7(f).

         "dollars" or "U.S. Dollars" or "$" or "U.S.$" refers to lawful money of the United States of America.

         "Equity Interests" means shares of the capital stock, partnership interests, membership interest in a limited liability company, beneficial interests in a trust or other equity interests in the Borrower or any warrants, options or other rights to acquire such interests.

         "Equivalent Amount" means as at any date the amount of Canadian Dollars into which an amount of U.S. Dollars may be converted, or the amount of U.S. Dollars into which an amount of Canadian Dollars may be converted, in either case at The Bank of Canada mid-point noon spot rate of exchange for such date in Toronto at approximately 12:00 noon, Toronto time on such date.

         "Eurocurrency", when used in reference to any Interest Period, refers to whether such Interest Period bears interest at a rate determined by reference to the Adjusted LIBO Rate.

         "Event of Default" has the meaning assigned to such term in Section
8.1.

         "Excepted Liens" means: (i) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, (ii) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, (iii) operators', vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties or statutory landlord's liens, each of which is in respect of obligations that are not more than 90 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP, (iv) any Liens reserved in leases or farmout agreements for rent or royalties and for compliance with the terms of the farmout agreements or leases in the case of leasehold estates, to the extent that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Borrower or materially impair the value of such Property subject thereto, (v) encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of Property or services), rights of first refusal, easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any rights of way or other Property of the Borrower for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and defects, irregularities, zoning restrictions and deficiencies in title of any rights of way or other Property which in the aggregate do not materially impair the use of such rights of way or other Property for the purposes of which such rights of way and other Property are held by the Borrower or materially impair the value of such Property subject thereto, (vi) deposits to secure the performance of bids, trade contracts, surety and appeal bonds, and performance bonds leases, statutory obligations and other obligations of a like nature incurred in the ordinary course of business, (vii) reservations in original grants from any Governmental Authority, (viii) Liens associated with judgments not prohibited by Section 8.1(h), (ix) rights of any Governmental Authority to terminate a lease and (x) Liens to secure intercompany Investments permitted by Sections 7.3(h) or (i) of the U.S. Credit Agreement, provided that such a Lien does not encumber any Oil and Gas Properties.

         "Excluded Taxes" means, with respect to any Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the federal, or any provincial, government of Canada (but which, for greater certainty, shall not include any tax assessed pursuant to
Part XIII of the Income Tax Act (Canada)), or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its Applicable Lending Office is located, (b) any branch profits taxes imposed by the federal, or any provincial, government of Canada or any similar tax imposed by any other jurisdiction in which the recipient is located, and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.19(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new Applicable Lending Office) or is attributable to such Foreign Lender's failure to comply with Section 2.17(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Applicable Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.17(a).

         "Existing Credit Facilities" means (i) that certain Credit Agreement, dated as of June 30, 2000, among the Parent, TBRL, The Chase Manhattan Bank as administrative agent and the lenders party thereto, as amended by the First Amendment to Credit Agreement dated November 20, 2000 and as further amended by the Second Amendment to Credit Agreement dated January 11, 2001, (ii) that certain Loan Note, dated January 11, 2001, between TBRL and The Chase Manhattan Bank, Toronto Branch, and (iii) the Stellarton Credit Facility.

         "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Global Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "Financial Statements" means the financial statement or statements of the Parent and its Consolidated Subsidiaries described or referred to in Section
3.2 of the U.S. Credit Agreement and in the Parent Guaranty.

         "Financing Transactions" means the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of the Loans and the use of the proceeds thereof.

         "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than the United States. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

         "GAAP" means generally accepted accounting principles in the United States of America.

         "Global Administrative Agent" means The Chase Manhattan Bank, in its capacity as global administrative agent for the Combined Lenders and its successors.

         "Global Borrowing Base" means the "Global Borrowing Base" as determined from time to time pursuant to Section 2.7.

         "Global Borrowing Base Deficiency" means the amount by which (a) the Combined Credit Exposure exceeds (b) the then current Global Borrowing Base.

         "Global Borrowing Base Designation Notice" is defined in Section
2.7(b).

         "Global Borrowing Base Utilization" means, at the time of determination, an amount (expressed as a percentage) equal to the quotient of
(i) the Combined Credit Exposure divided by (ii) the Global Borrowing Base.

         "Global Effective Date" means a date agreed upon by the Parent and the Global Administrative Agent as the date on which the conditions specified in
Section 4.1 of each Combined Credit Agreement are satisfied (or waived in accordance with Section 10.2 of each Combined Credit Agreement).

         "Governmental Approval" means (a) any authorization, consent, approval, license, ruling, permit, tariff, rate, certification, waiver, exemption, filing, variance, claim, order, judgment or decree of, or with, (b) any required notice to, (c) any declaration of or with, or (d) any registration by or with, any Governmental Authority.

         "Governmental Authority" means the government of the United States of America, Canada, any other nation or any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Governmental Rule" means any statute, law, regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, directive, requirement of, or other governmental restriction or any similar binding form of decision of or determination by, or any binding interpretation or administration of any of the foregoing by, any Governmental Authority, whether now or hereafter in effect.

         "Guarantee" means a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, net worth, working capital or earnings of any Person or any production or revenues generated by (or any capital or other expenditures incurred in connection with the acquisition and exploitation of, exploration for, development of or production from) any Hydrocarbons, or a guarantee of the payment of dividends or other distributions upon the Equity Interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank, surety company or other financial institution or similar entity to issue a letter of credit, surety bond or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

         "Hedging Agreements" means any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

         "Hedging Obligations" means, with respect to any Person, all liabilities (including but not limited to obligations and liabilities arising in connection with or as a result of early or premature termination of a Hedging Agreement, whether or not occurring as a result of a default thereunder) of such Person under a Hedging Agreement.

         "Highest Lawful Rate" is defined in Section 10.13.

         "Hydrocarbon Interests" means all rights, titles and interests in and to oil and gas leases, oil, gas and mineral leases, other Hydrocarbon leases, mineral interests, mineral servitudes, overriding royalty interests, royalty interests, net profits interests, Production Payments, and other similar interests.

         "Hydrocarbons" means, collectively, oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.

         "Indebtedness" means, for any Person the sum of the following (without duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments, (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money), (iv) all Capital Lease Obligations, (v) all obligations under operating leases which require such Person or its Affiliate to make payments over the term of such lease, including payments at termination, based on the purchase price or appraisal value of the Property subject to such lease plus a marginal interest rate, and used primarily as a financing vehicle for, or to monetize, such Property, (vi) all Indebtedness (as described in the other clauses of this definition) and other obligations of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (vii) all Indebtedness (as described in the other clauses of this definition) and other obligations of others Guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor or obligations of others, (viii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Indebtedness or Property of others, (ix) obligations to deliver goods or services, including, without limitation, Hydrocarbons and the forward sale of Hydrocarbons, in consideration of advance payments, (x) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person which are more than 90 days past due, (xi) the undischarged balance of any Production Payment created by such Person or for the creation of which such Person directly or indirectly received payment, to the extent such Production Payment would be reflected on a consolidated balance sheet of such Person and (xii) Net Liabilities in respect of Hedging Obligations.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Indemnitee" is defined in Section 10.3(b).

         "Intercreditor Agreement" means that certain Intercreditor Agreement dated as of even date herewith, by and among the Global Administrative Agent, the U.S. Syndication Agent, the U.S. Documentation Agent, the Canadian Administrative Agent, the Canadian Syndication Agent, the Canadian Documentation Agent, each Managing Agent, the Co-Agent and the Combined Lenders, as amended, supplemented, restated or otherwise modified from time to time in accordance with the Combined Loan Documents.

         "Interest Election Request" means a request by the Borrower to convert or continue an Interest Period in accordance with Section 2.6, in substantially the form of Exhibit E-2 or any other form approved by the Global Administrative Agent and the Canadian Administrative Agent.

         "Interest Payment Date" means (a) with respect to any ABR Interest Period, the last day of each March, June, September and December, and (b) with respect to any Eurocurrency Interest Period, the last day of such Interest Period and, in the case of a Eurocurrency Interest Period of more than three (3) months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three (3) months' duration after the first day of such Interest Period.

         "Interest Period" means (a) with respect to any Eurocurrency Interest Period, the period commencing on the either of the Global Effective Date or thereafter the date of the conversion or continuation of the preceding Interest Period and ending on the numerically corresponding day, or, with the consent of the Global Administrative Agent and the Canadian Administrative Agent, such other day, in the calendar month that is three or six months (or, with the consent of each Lender, nine or twelve months) thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period pertaining to a Eurocurrency Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (iii) no Interest Period may end later than the Maturity Date, and (b) with respect to any ABR Interest Period, the day commencing on and including the earlier of the Global Effective Date or the last preceding Interest Payment Date in respect of ABR Interest Periods and ending on (but not including) the next succeeding Interest Payment Date.

         "Judgment Currency" is defined in Section 2.20(b).

         "Lender Affiliate" means, with respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Lenders" means the Persons listed on Schedule 2.1 and any other Person that shall have become a party to this Agreement pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

         "LIBO Rate" means, with respect to any Eurocurrency Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Global Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., Toronto time, two Business Days prior to the commencement of such Interest Period, as the rate for deposits in a particular Currency with a maturity comparable to such Interest Period, and if quotations would normally be given by leading banks on more than one day, the rate will be determined on the last of those days. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurocurrency Interest Period shall be the rate at which deposits of the Equivalent Amount of U.S.$5,000,000 of such Currency and for a maturity comparable to such Interest Period are offered by the principal London office of the Global Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (i) the lien, charge or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment, bailment or margin account for security purposes or (ii) Production Payments and the like which constitute Indebtedness, payable out of Oil and Gas Properties. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, the Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

         "Loan Document" means (a) this Agreement, the Security Documents, the Intercreditor Agreement, the Hedging Agreements between the Borrower and any Lender or any Affiliate of a Lender, the Borrowing Request and any Interest Election Request, any Assignment and Acceptance, and (b) each other agreement, document or instrument delivered by the Borrower or any other Person in connection with this Agreement, as such may be amended from time to time.

         "Loan Parties" means the Parent and the Borrower.

         "Loan" means the term loans made by each Lender to the Borrower pursuant to this Agreement or all of such Loans as the context requires.

         "Majority Lenders" means (i) prior to the time that the Combined Revolving Commitments have been terminated and the Combined Revolving Credit Exposure has been indefeasibly repaid in full in cash, the Combined Revolving Lenders holding greater than or equal to 66-2/3% of the Combined Revolving Commitments and (ii) after the Combined Revolving Commitments have been terminated and the Combined Revolving Credit Exposure has been indefeasibly repaid in full in cash, the Lenders holding greater than or equal to 66-2/3% of the Loans outstanding under this Agreement.

         "Managing Agent" means National Bank of Canada, in its capacity as managing agent for the Lenders hereunder and the Canadian Revolving Lenders, and Christiania Bank OG Kreditkasse, ASA New York Branch, in its capacity as managing agent for the U.S. Lenders.

         "Material Adverse Effect" means any material and adverse effect on (i) the assets, liabilities, financial condition, business, operations or affairs of the Parent and its Subsidiaries taken as a whole different from those reflected in the Financial Statements or from the facts represented or warranted in any Combined Loan Document, or (ii) the ability of the Parent and its Subsidiaries taken as a whole to carry out their business as at the Closing Date or as proposed as of the Closing Date to be conducted or meet their obligations under the Combined Loan Documents on a timely basis.

         "Maturity Date" means March 21, 2006.

         "Net Liabilities" means, with respect to any Person, the net mark-to-market value determined in accordance with GAAP.

         "New York City" means New York, New York.

         "Obligations" means (without duplication), at any time, the sum of (a) the Loans of the Lenders under the Loan Documents plus (b) all accrued and unpaid interest and fees owing to the Lenders under the Loan Documents plus (c) all Hedging Obligations in connection with all Hedging Agreements between the Borrower and any Lender or any Affiliate of a Lender plus (d) all other obligations (monetary or otherwise) of the Borrower to any Lender or any Agent, whether or not contingent, arising under or in connection with any of the Loan Documents.

         "Oil and Gas Properties" means the Hydrocarbon Interests; the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, joint venture agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, profits a prendre, hereditaments, appurtenances and Properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, water wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

         "Organic Documents" means, relative to any Person, its articles of organization, association, formation or incorporation (or comparable document), its by-laws, memorandum of association or operating agreement and all partnership agreements, limited liability company or operating agreements and similar arrangements applicable to ownership.

         "Other Currency" is defined in Section 2.20(a).

         "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

         "Overdraft Facility" is defined in Section 7.1(i) of the U.S. Credit Agreement.

         "Parent" means Tom Brown, Inc., a Delaware corporation.

         "Parent Guaranty" means a Guaranty by the Parent delivered pursuant to
Section 4.1(a) in favor of the Global Administrative Agent, substantially in the form of Exhibit G, as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of this Agreement and the other Loan Documents.

         "Participant" is defined in Section 10.4(e).

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Pledge Agreement" means the Pledge Agreement made by the Parent pursuant to Section 4.1(c) dated as of the Closing Date, substantially in the form of Exhibit F, as amended, supplemented, restated or otherwise modified from time to time in accordance with the Loan Documents.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by the Global Administrative Agent as its prime rate in effect at its principal office in New York City or Toronto, Canada. Without notice to the Borrower or any other Person, the Prime Rate shall change automatically from time to time as and in the amount by which said prime rate shall fluctuate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Global Administrative Agent may make commercial loans and other loans at rates of interest at, above or below the Prime Rate. For purposes of this Agreement, any change in the Alternate Base Rate due to a change in the Prime Rate shall be effective on the date such change in the Prime Rate is announced.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Register" has the meaning set forth in Section 10.4(c).

         "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "Required Lenders" means Combined Lenders holding Loans and Combined Revolving Commitments (or Combined Revolving Credit Exposure, as applicable) in the aggregate greater than 50% of the sum of (i) the aggregate unpaid principal amount of the Equivalent Amount in U.S. Dollars of the Loans and (ii) the aggregate Combined Revolving Commitments under the Combined Loan Documents, or, if the Combined Revolving Commitments have been terminated, the aggregate Combined Revolving Credit Exposure under the Combined Loan Documents.

         "Reserve Report" means any Reserve Report(s) delivered pursuant to
Section 2.7 of the U.S. Credit Agreement or Section 2.7 hereof, in form and substance reasonably satisfactory to the Global Administrative Agent, prepared at the sole cost and expense of the Parent by (i) an Approved Engineer or (ii) the Parent's chief petroleum engineer and reviewed by an Approved Engineer, in each case, for which the Approved Engineer shall certify, in writing, that such Reserve Report was prepared in accordance with the normal and customary methods and procedures used by such Approved Engineer for evaluating oil and gas reserves. Each Reserve Report shall evaluate the Proven Reserves and probable reserves attributable to the Oil and Gas Properties owned directly by the Parent and/or its Subsidiaries, as of the immediately preceding December 31 or the date requested by the Global Administrative Agent as provided in Section 5.7(b). Each Reserve Report shall set forth volumes, projections of the future rate of production, Hydrocarbons prices, escalation rates, discount rate assumptions, and net proceeds of production, present value of the net proceeds of production, operating expenses and capital expenditures, in each case based upon updated economic assumptions reasonably acceptable to the Global Administrative Agent.

         "Revolving Borrowing Base" means an amount equal to the Global Borrowing Base less the aggregate amount of the Loans outstanding under this Agreement.

         "Revolving Borrowing Base Deficiency" means the amount by which (a) the Combined Revolving Credit Exposure exceeds (b) the then current Revolving Borrowing Base.

         "Security Documents" means the Pledge Agreement, the Parent Guaranty and each other security agreement or other instrument or document executed and delivered pursuant to Section 4.1 or pursuant to the Loan Documents to secure any of the Obligations.

         "Solvent" means, with respect to any Person at any time, a condition under which (a) the fair saleable value of such Person's assets is, on the date of determination, greater than the total amount of such Person's liabilities (including contingent and unliquidated liabilities) at such time; and (b) such Person is able to pay all of its liabilities as such liabilities mature. For purposes of this definition (i) the amount of a Person's contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability, (ii) the "fair saleable value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value, and (iii) the "regular market value" of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions.

         "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the applicable maximum reserve percentages (including any basic, marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Global Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to Regulation D. Eurocurrency Loans shall be deemed to constitute eurocurrency fundings and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Stellarton" means Stellarton Energy Corporation, a corporation organized under the laws of the Province of Alberta, Canada and which was amalgamated with TBRL on January 31, 2001.

         "Stellarton Credit Facility" means that certain revolving credit facility consisting of the following documents: (a) that certain accepted Offering Letter from National Bank of Canada to Stellarton, dated April 12, 2000, as amended by (i) that certain Amendment to Offering Letter dated as of April 12, 2000, dated as of August 4, 2000, by National Bank of Canada to Stellarton, and (ii) that certain Amendment to Offering Letter dated as of April 12, 2000, dated as of November 6, 2000, by National Bank of Canada to Stellarton, (b) that certain Fixed and Floating Charge Demand Debenture and Negative Pledge, dated as of October 17, 1996, between Stellarton and National Bank of Canada, and as supplemented by that certain First Supplemental Debenture to the Debenture of Stellarton Energy Corporation, dated as of October 9, 1998, between Stellarton and the National Bank of Canada, and (c) that certain Deposit Agreement, dated as of October 17, 1996, by Stellarton in favor of National Bank of Canada.

         "Subsidiary" means, with respect to any Person (the "parent") at any date any corporation, limited liability company, partnership (limited or general), association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise indicated herein, each reference to the term "Subsidiary" means a Subsidiary of the Parent.

         "Super Majority Lenders" means (i) prior to the time that the Combined Revolving Commitments have been terminated and the Combined Revolving Credit Exposure has been indefeasibly repaid in full in cash, the Combined Revolving Lenders holding greater than or equal to 75% of the Combined Revolving Commitments and (ii) after the Combined Revolving Commitments have been terminated and the Combined Revolving Credit Exposure has been indefeasibly repaid in full in cash, the Lenders holding greater than or equal to 75% of the Loans.

         "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

         "TBF Documents" means (i) the TBF/TBRL Funding Agreement, (ii) that certain Subscription Agreement dated as of the Global Effective Date between TBRL and the Parent, (iii) that certain Preferred Share Purchase Agreement dated as of the Global Effective Date between the Borrower and the Parent and (iv) that certain letter agreement between the Parent and the Borrower in respect of its Guarantee of the obligations of the Borrower under the Combined Loan Documents, each as amended, modified, supplemented, waived or replaced from time to time.

         "TBF/TBRL Funding Agreement" means that certain Term Debenture issued as of the Global Effective Date by TBRL to the Borrower and due March 20, 2021.

         "TBRL" means Tom Brown Resources Ltd., a corporation organized under the laws of the Province of Alberta, Canada.

         "Toronto" means Toronto, Canada.

         "Type", when used in reference to any Interest Period, refers to whether the rate of interest on such Interest Period is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

         "United States" or "U.S." means the United States of America, its fifty states and the District of Columbia.

         "U.S. Commitment" means, with respect to each U.S. Lender, the "Commitment" of such U.S. Lender (as defined in the U.S. Credit Agreement). The initial aggregate amount of the U.S. Lenders' Commitments is U.S.$75,000,000.

         "U.S. Credit Agreement" means that certain Credit Agreement of even date herewith among the Parent, the U.S. Lenders, BNP Paribas as the U.S. Documentation Agent, U.S. Bank National Association as the U.S. Syndication Agent, the other agents party thereto and the Global Administrative Agent, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

         "U.S. Documentation Agent" means BNP Paribas, in its capacity as U.S. documentation agent for the U.S. Lenders under the U.S. Credit Agreement and any successor thereto.

         "U.S. Lenders" means the financial institutions from time to time party to the U.S. Credit Agreement and their respective successors and permitted assigns.

         "U.S. Loan Documents" means the U.S. Credit Agreement, any guaranties, any security documents, any assignment agreements, and any agreement with respect to fees, together with all exhibits, schedules and attachments thereto, and all other agreements, documents, certificates, financing statements and instruments from time to time executed and delivered pursuant to or in connection with any of the foregoing.

         "U.S. Obligations" means, at any time, the Equivalent Amount in U.S. Dollars of the sum of (a) the aggregate "Credit Exposure" (as defined in the U.S. Credit Agreement) of the U.S. Lenders under the U.S. Loan Documents plus
(b) all accrued and unpaid interest and fees owing to the U.S. Lenders under the U.S. Loan Documents plus (c) all other obligations (monetary or otherwise) of the Parent to any U.S. Lender or the "Agents" (as defined in the U.S. Credit Agreement) under the U.S. Credit Agreement, whether or not contingent, arising under or in connection with any of the U.S. Loan Documents.

         "U.S. Syndication Agent" means U.S. Bank National Association, in its capacity as U.S. syndication agent for the U.S. Lenders under the U.S. Credit Agreement and any successor thereto.

         SECTION 1.2. Classification of Loans. For purposes of this Agreement, Interest Periods may be classified and referred to by Type (e.g., a "Eurocurrency Interest Period" or "ABR Interest Period").

         SECTION 1.3. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, provided such successors and assigns are permitted by the Loan Documents, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

         SECTION 1.4. U.S. Credit Agreement Definitions. Unless the context otherwise requires, capitalized terms used herein and not otherwise defined shall have the meanings given to them in the U.S. Credit Agreement.

                                   ARTICLE II
                                  The Term Loan

         SECTION 2.1. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make a Loan in Canadian Dollars to the Borrower on the Global Effective Date in an aggregate principal amount equal to the Equivalent Amount in U.S. Dollars of such Lender's Commitment; provided that the aggregate amount of the Equivalent Amount in U.S. Dollars of the Loans of all Lenders shall not exceed the lesser of (i) the Global Borrowing Base minus the Revolving Borrowing Base then in effect and (ii) the aggregate amount of the Commitments of the Lenders. The Borrower may not reborrow any Loan.

         SECTION 2.2. The Loans.

         (a) The Loans shall be made by the Lenders ratably in accordance with their respective Applicable Percentages. The failure of any Lender to make its Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make its Loan as required.

         (b) Subject to Sections 2.13 and 2.14, the Loan made by each Lender may be divided into various Interest Periods that bear interest based upon either ABR or the Adjusted LIBO Rate, subject to the terms hereof. Each Lender at its option may maintain any Eurocurrency Interest Period by causing any domestic or foreign branch or Affiliate of such Lender to fund or maintain such Interest Period; provided that any exercise of such option shall not affect the obligation of the Borrower to repay the Loan of such Lender in accordance with the terms of this Agreement.

         (c) At the commencement of each Eurocurrency Interest Period, such Interest Period shall be in an aggregate amount that is an integral multiple of U.S.$1,000,000 or C$1,000,000 and not less than U.S.$1,000,000 or C$1,000,000, as applicable (including any continuation or conversion of existing Interest Periods). At the time that each ABR Interest Period is selected, such Interest Period shall be in an aggregate amount that is an integral multiple of U.S.$500,000 and not less than U.S.$500,000, as applicable (including any continuation or conversion of existing Interest Periods). Interest Periods of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of five (5) Eurocurrency Interest Periods outstanding.

         (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Eurocurrency Interest Period if such Interest Period would end after the Maturity Date.

         SECTION 2.3. Request for the Loan. To request the Loan, the Borrower shall notify the Global Administrative Agent and the Canadian Administrative Agent of such request by telephone not later than 1:00 p.m., Toronto time, three Business Days before the Global Effective Date. Such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Global Administrative Agent and the Canadian Administrative

Agent of a written Borrowing Request executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit E-1 or otherwise in a form approved by the Global Administrative Agent and the Canadian Administrative Agent. Such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.2:

                  (i) the aggregate amount of the requested Loan (which amount will be in the appropriate Currency as required pursuant to the last sentence of this Section 2.3);

                  (ii) the date of the Loan, which shall be the Global Effective Date;

                  (iii) whether the Interest Periods comprising the Loan are to be ABR or Eurocurrency; and

                  (iv) in the case of a Eurocurrency Interest Period, the duration, which shall be a period contemplated by the definition of the term "Interest Period".

Promptly following receipt of the Borrowing Request in accordance with this Section, the Canadian Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan (which shall be made in the appropriate Currency based on the currency being requested).

         SECTION 2.4. [Intentionally omitted].

         SECTION 2.5. Funding of the Loans.

         (a) Each Lender shall make the Loan to be made by it hereunder on the Global Effective Date by wire transfer of immediately available funds by 2:00 p.m., Toronto time, to the account of the Global Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Global Administrative Agent will make the proceeds of such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Global Administrative Agent in New York City.

         (b) Unless the Global Administrative Agent shall have received notice from a Lender prior to the Global Effective Date that such Lender will not make available to the Global Administrative Agent such Lender's share of the Loan, the Global Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the Loan available to the Global Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Global Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Global Administrative Agent, at (i) in the case of such Lender, the greater of (A) the Federal Funds Effective Rate or (B) a rate determined by the Global Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to Loans made in such Borrowing. If such Lender pays such amount to the Global Administrative Agent, then such amount shall constitute such Lender's Loan.

         SECTION 2.6. Interest Elections.

         (a) The Interest Periods initially shall be of the Type specified in the Borrowing Request and, in the case of a Eurocurrency Interest Period, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert any Interest Period to a different Type or to continue such Interest Period and, in the case of a Eurocurrency Interest Period, may elect Interest Periods therefor, all as provided in this Section. The Borrower may, subject to the requirements of Section 2.2(c), elect different options with respect to different portions of the Loan, in which case each such portion shall be allocated ratably among the Lenders holding the Loans, and the Loans comprising each such portion shall be considered a separate Interest Period.

         (b) To make an election to continue or convert an Interest Period, the Borrower shall notify the Global Administrative Agent and the Canadian Administrative Agent of such request by telephone (a) in the case of a Eurocurrency Interest Period in U.S. Dollars, not later than 1:00 p.m., Toronto time, three Business Days before the end of the current Interest Period in respect thereof, (b) in the case of a Eurocurrency Interest Period in Canadian Dollars, not later than 1:00 p.m., Toronto time, three Business Days before the end of the current Interest Period in respect thereof or (c) in the case of an ABR Interest Period, not later than 11:00 a.m., Toronto time, on the last day of the current Interest Period. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Global Administrative Agent and the Canadian Administrative Agent of a written Interest Election Request executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit E-2 or otherwise in a form approved by the Global Administrative Agent and the Canadian Administrative Agent.

         (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.2:

                  (i) the Interest Period to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Interest Period (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Interest Period);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Interest Period is to be an ABR or a Eurocurrency Interest Period; and

                  (iv) if the resulting Interest Period is a Eurocurrency Interest Period, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurocurrency Interest Period but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of three month's duration.

         (d) Promptly following receipt of an Interest Election Request, the Global Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Interest Period.

         (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Interest Period prior to the end of the Interest Period applicable thereto, then at the end of such Interest Period such Interest Period shall be converted to or continued as a Eurocurrency Interest Period having a duration of three months.

         SECTION 2.7. Global Borrowing Base.

         (a) Effectiveness. Notwithstanding anything to the contrary in this Agreement, (i) for so long as any of the Combined Revolving Commitments are in effect and/or any Combined Revolving Obligation is outstanding, the Global Borrowing Base shall be determined in accordance with Section 2.7 of the U.S. Credit Agreement and (ii) after the termination of the Combined Revolving Commitments and the satisfaction in full of all Combined Revolving Obligations, the Global Borrowing Base shall be determined in accordance with Section 2.7 hereof as set forth below.

         (b) Annual Scheduled Determinations of the Global Borrowing Base. Promptly after January 1 of each calendar year (commencing January 1, 2002), and in any event prior to March 1 of each calendar year, the Parent shall furnish to the Global Administrative Agent and the Lenders a Reserve Report in form and substance reasonably satisfactory to the Global Administrative Agent, which report shall evaluate as of December 31 of the immediately preceding calendar year the Proven Reserves attributable to the Oil and Gas Properties which the Parent wishes to include in the Global Borrowing Base and a projection of the rate of production and net operating income with respect thereto, as of such date, together with additional data concerning pricing, hedging, operating costs and quantities of production, and other information and engineering and geological data as the Global Administrative Agent or any Lender may reasonably request. Within 30 days after receipt of such report and information, the Global Administrative Agent shall make an initial determination of the amount of credit to be made available to the Parent under the Credit Agreement, and shall promptly notify the Lenders in writing of the Global Administrative Agent's initial determination of the Global Borrowing Base. The Global Administrative Agent shall make such determination in accordance with its customary practices and standards for oil and gas loans and in the exercise of its sole discretion. Within 15 days following their receipt of the proposed amount for the redetermined Global Borrowing Base, (x) the Super Majority Lenders if the proposed amount is an increase or (y) the Majority Lenders if the proposed amount is a decrease or maintenance, shall approve or reject the Global Administrative Agent's initial determination of the Global Borrowing Base by written notice to the Global Administrative Agent; provided, however that failure by any Lender to reject in writing the Global Administrative Agent's determination of the Global Borrowing Base within said 15 day period shall be deemed an acceptance of such determination by such Lender. If the Super Majority Lenders or the Majority Lenders, as applicable, fail to approve any such determination of the Global Borrowing Base made by the Global Administrative Agent hereunder, then the Global Administrative Agent shall poll the Lenders and the Global Borrowing Base shall be set at the highest amount on which the Super Majority Lenders if such number would result in an increase in the Global Borrowing Base or otherwise, the Majority Lenders, can agree, it being understood that a Lender is deemed to have agreed to any and all amounts that are lower than the amount actually determined by such Lender to be the appropriate value of the Global Borrowing Base. Upon approval or deemed approval by the Super Majority Lenders or the Majority Lenders, as applicable, of the Global Borrowing Base, the Global Administrative Agent upon notice thereof shall, by written notice to the Parent, and the Lenders, designate the new Global Borrowing Base available to the Borrower (each such notice in this Section 2.7(b) below, herein a "Global Borrowing Base Designation Notice").

         (c) [Intentionally blank].

         (d) [Intentionally blank].

         (e) Discretionary Determination of the Global Borrowing Base. Each of
(i) the Global Administrative Agent or the Majority Lenders in the event that Global Borrowing Base Utilization exceeds 50% at any time for a period of 15 consecutive Business Days or (ii) (A) the Parent or (B) the Global Administrative Agent, at the request of the Required Lenders, shall have the right to request in writing a redetermination of the Global Borrowing Base, in its sole discretion at any time and from time to time, provided, that clause (i) and clause (ii) may each be the basis of an unscheduled redetermination not more often than one (1) time during any calendar year. If any Person shall request discretionary redetermination of the Global Borrowing Base pursuant to the provisions of this Section 2.7(e), the Parent shall within 30 days of receipt of a request therefor from the Global Administrative Agent, deliver to the Global Administrative Agent a Reserve Report dated as of the date requested in such notice and such updated engineering, production, operating and other data as the Global Administrative Agent or any other Lender may reasonably request. The Super Majority Lenders if such number would result in an increase in the Global Borrowing Base or otherwise, the Majority Lenders, shall approve and designate the new Global Borrowing Base in accordance with the procedures and standards described in Section 2.7(b).

         (f) General Provisions With Respect to the Global Borrowing Base. The determination of the Global Borrowing Base shall be made by the Global Administrative Agent and the Super Majority Lenders or Majority Lenders, as applicable, taking into consideration the estimated value of the Oil and Gas Properties owned by the Parent and its Subsidiaries as reflected in the most recent Reserve Report delivered hereunder and any other relevant information obtained by or delivered to the Global Administrative Agent or any other Lender, all in accordance with the other provisions of this Section 2.7 in accordance with their customary practices for oil and gas loans as in effect from time to time. It is understood by the parties hereto that the Lenders shall have no commitment or obligation whatsoever to increase the Global Borrowing Base, and nothing herein contained shall be construed to be a commitment by the Lenders increase the Global Borrowing Base. The Global Borrowing Base may be redetermined pursuant to Section 2.7(b) (annual) and
Section 2.7(e) (unscheduled). In connection with any redetermination or adjustment pursuant to any of the foregoing, if the Global Administrative Agent determines that a Global Borrowing Base Deficiency exists, the Global Administrative Agent shall give written notice thereof to the Parent and Borrower and the date such notice is received shall be the "Deficiency Notification Date".

         SECTION 2.8. Termination of Commitments.

         The Lenders shall have no further Commitments on the Global Effective Date immediately after the Loans are advanced to the Borrower.

         SECTION 2.9. Repayment of Loans; Evidence of Indebtedness.

         (a) The Borrower hereby unconditionally promises to pay to the Global Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.

         (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Obligations of the Borrower to such Lender resulting from the Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (c) The Global Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Lender's Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Global Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

         (d) The entries made in the accounts maintained pursuant to paragraphs
(b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Global Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

         (e) Any Lender may request the Loan made by it be evidenced by one or more promissory notes. In such event, the Borrower shall prepare, execute and deliver to such Lender promissory notes payable to the order of such Lender (or, if requested by such Lender, to such a Lender and its registered assigns and in a form approved by the Global Administrative Agent and the Canadian Administrative Agent). Thereafter, the Loan evidenced by such promissory notes and interest thereon shall at all times (including after assignment pursuant to Section 10.4) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if any such promissory note is a registered note, to such payee and its registered assigns).

         SECTION 2.10. Prepayment of Loans.

         (a) The Borrower shall have the right at any time and from time to time to prepay the Loans in whole or in part, subject to the requirements of Section 2.10(b).

         (b) The Borrower shall notify the Global Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Interest Period, not later than 1:00 p.m., Toronto time, two Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Interest Period, not later than 11:00 a.m., Toronto time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of the Loan or portion thereof to be prepaid (which amount shall be in a minimum principal amount of U.S.$1,000,000 or C$1,000,000 and in U.S.$1,000,000 or C$1,000,000 increments in excess thereof). Promptly following receipt of any such notice relating to a prepayment, the Global Administrative Agent shall advise the Lenders of the contents thereof. Each prepayment shall be applied ratably to the Loans. Prepayments shall be accompanied by accrued interest to the extent required by
Section 2.12 and by any other amounts then due under this Agreement (including all amounts due under Section 2.16).

         SECTION 2.11. [Intentionally omitted].

         SECTION 2.12. Interest.

         (a) Subject to Sections 2.12(f), (g) and (h) and Section 10.13, each ABR Interest Period shall bear interest at the Alternate Base Rate, plus the Applicable Rate for ABR Interest Periods.

         (b) Subject to Sections 2.12(f), (g) and (h) and Section 10.13, each Eurocurrency Interest Period shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Interest Period plus the Applicable Rate for Eurocurrency Interest Periods.

         (c) Notwithstanding the foregoing, but subject to Sections 2.12(f), (g) and (h) and Section 10.13, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section plus, to the extent permitted by applicable law, 2% or (ii) in the case of any other amount, the rate applicable to ABR Interest Periods as provided in paragraph (a) of this Section plus, to the extent permitted by applicable law, 2%.

         (d) Subject to Sections 2.12(f), (g) and (h) and Section 10.13, accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon the Maturity Date; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand of the Global Administrative Agent or the Required Lenders (through the Global Administrative Agent), (ii) in the event of any prepayment of any Loan, accrued interest on the principal amount prepaid shall be payable on the date of such prepayment and (iii) in the event of any conversion of any Eurocurrency Interest Period prior to the end of the current Interest Period therefor, accrued interest on such Interest Period shall be payable on the effective date of such conversion.

         (e) Subject to Sections 2.12(f), (g) and (h) and Section 10.13, all interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate, shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Canadian Administrative Agent, and such determination shall be conclusive absent manifest error.

         (f) To the extent permitted by applicable law, any provision of the Interest Act (Canada) or the Judgment Interest Act (Alberta) which restricts any rate of interest set forth herein shall be inapplicable to this Agreement and is hereby waived by the Borrower.

         (g) The theory of deemed reinvestment shall not apply to the calculation of interest or payment of fees or other amounts hereunder, notwithstanding anything contained in this Agreement, acceptance or other evidence of indebtedness or in any other Loan Document now or hereafter taken by any Agent or any Lender for the obligations of the Borrower under this Agreement, or any other instrument referred to herein, and all interest and fees payable by the Borrower to the Lenders, shall accrue from day to day, computed as described herein in accordance with the "nominal rate" method of interest calculation.

         (h) Where, in this Agreement, a rate of interest or fees is to be calculated on the basis of a 360-day year, such rate is, for the purpose of the Interest Act (Canada), equivalent to the said rate (i) multiplied by the actual number of days in the one year period beginning on the first day of the period of calculation and (ii) divided by 360.

         SECTION 2.13. Alternate Rate of Interest. If prior to the commencement of any Eurocurrency Interest Period:

         (a) the Global Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period;

         (b) the Global Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of maintaining such Interest Period; or

         (c) the Global Administrative Agent determines in good faith (which determination shall be conclusive) that by reason of circumstances affecting the interbank dollar market generally, deposits in U.S. Dollars or Canadian Dollars in the London interbank dollar market are not being offered for the applicable Interest Period and in an amount equal to the amount of the Eurocurrency Interest Period requested by the Borrower, then the Global Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Global Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Interest Period to, or continuation of any Interest Period as, a Eurocurrency Interest Period for the affected Interest Period shall be ineffective, and (ii) if the Borrowing Request requests a Eurocurrency Interest Period, the Loan shall be made having a Eurocurrency Interest Period having the shortest Interest Period which is not unavailable under clauses (a) through (c) of this Section, and if no Interest Period is available, as a Loan with an ABR Interest Period.

         SECTION 2.14. Illegality.

         (a) Notwithstanding any other provision of this Agreement to the contrary, if (i) by reason of the adoption of any applicable Governmental Rule or any change in any applicable Governmental Rule or in the interpretation or administration thereof by any Governmental Authority or compliance by any Lender with any request or directive (whether or not having the force of law) of any central bank or other Governmental Authority or (ii) circumstances affecting the London interbank dollar market or the position of a Lender therein shall at any time make it unlawful or impracticable in the sole discretion of a Lender exercised in good faith for such Lender or its Applicable Lending Office to (A) honor its obligation to maintain Eurocurrency Interest Periods either generally or for a particular Interest Period provided for hereunder, or (B) maintain Eurocurrency Interest Periods either generally or for a particular Interest Period provided for hereunder, then such Lender shall promptly notify the Borrower thereof through the Global Administrative Agent and such Lender's obligation to maintain Eurocurrency Interest Periods having an affected Interest Period hereunder shall be suspended until such time as such Lender may again maintain Eurocurrency Interest Periods having an affected Interest Period (in which case the provisions of Section 2.14(b) hereof shall be applicable). Before giving such notice pursuant to this Section 2.14, such Lender will designate a different available Applicable Lending Office for the affected Eurocurrency Interest Periods of such Lender or take such other action as the Borrower may request if such designation or action will avoid the need to suspend such Lender's obligation to maintain the Eurocurrency Interest Periods hereunder and will not, in the sole opinion of such Lender exercised in good faith, be disadvantageous to such Lender (provided, that such Lender shall have no obligation so to designate an Applicable Lending Office for Eurocurrency Interest Periods located in the United States of America).

         (b) If the obligation of any Lender to maintain any Eurocurrency Interest periods shall be suspended pursuant to Section 2.14(a) hereof, all affected Interest Periods which would otherwise be maintained by such Lender as Eurocurrency Interest Periods shall be maintained instead as ABR Interest Periods (and, if such Lender so requests by notice to the Borrower with a copy to the Global Administrative Agent and the Canadian Administrative Agent, each affected Interest Period of such Lender then outstanding shall be automatically converted into an ABR Interest Period on the last day of the Interest Period therefor unless earlier conversion is required by applicable law) and, to the extent that Eurocurrency Interest Periods are so made as (or converted into) ABR Interest Periods, all payments of principal which would otherwise be applied to such Eurocurrency Interest Periods shall be applied instead to such ABR Interest Periods.

         SECTION 2.15. Increased Costs.

         (a) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                  (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurocurrency Interest Periods maintained by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of maintaining any Eurocurrency Interest Period or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

         (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loan made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

         (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or such Lender's holding company as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

         (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

         SECTION 2.16. Break Funding Payments. In the event of (a) the payment (including prepayment) of any principal in respect of any Eurocurrency Interest period other than on the last day of such Interest Period (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Interest Period other than on the last day of such Interest Period, (c) the failure to borrow the Loans requested on the Global Effective Date or to convert, continue or prepay any Interest Period on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(b) and is revoked in accordance therewith), or (d) the assignment of any Eurocurrency Interest Period other than on the last day of such Interest Period as a result of a request by the Borrower pursuant to Section 2.19 then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurocurrency Interest Period, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Interest Period had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Interest Period, for the period from the date of such event to the last day of such Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been such Interest Period), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the London interbank market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower, the Global Administrative Agent and the Canadian Administrative Agent and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

         SECTION 2.17. Taxes.

         (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), the Global Administrative Agent, the Canadian Administrative Agent and each Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law; provided that if a Lender is in breach of its obligations under Section 2.17(e), then the Borrower shall only be obligated to comply with clauses (ii) and (iii) of this
Section 2.17(a) with respect to payments to be made to such Lender.

         (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) The Borrower shall indemnify the Global Administrative Agent, the Canadian Administrative Agent and each Lender, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Global Administrative Agent, the Canadian Administrative Agent, or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority ; provided that if a Lender is in breach of its obligations under Section 2.17(e), then the Borrower shall have no obligations under this Section 2.17(c) with respect to any payments or liabilities described herein made or owed by such Lender. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by either the Global Administrative Agent or the Canadian Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

         (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, if available, the Borrower shall deliver to the Global Administrative Agent and the Canadian Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Global Administrative Agent and the Canadian Administrative Agent.

         (e) Each Lender that is not organized under the laws of the United States of America or a state thereof agrees that such Lender will deliver to the Borrower, the Global Administrative Agent and the Canadian Administrative Agent two (2) duly completed copies of United States Internal Revenue Service Form W-8 BEN or W-8 ECI (or if such forms are no longer required, a representation by such Lender) certifying in either case that such Lender is entitled to receive payments from the Loan Parties under the Loan Documents without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form W-8 BEN or W-8 ECI further undertakes to deliver to the Borrower, the Global Administrative Agent and the Canadian Administrative Agent two (2) additional copies of such form (or a successor form) on or before such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower, the Global Administrative Agent or the Canadian Administrative Agent, in each case, certifying that such Lender is entitled to receive payments from the Borrower under the Loan Documents without deduction or withholding of any United States federal income taxes, unless (i) an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and (ii) such Lender advises the Borrower, the Global Administrative Agent and the Canadian Administrative Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income tax.

         (f) If the Borrower at any time pays an amount under Section 2.17(a),
(b) or (c) to any Lender, the Global Administrative Agent or the Canadian Administrative Agent, and such payee receives a refund of or credit for any part of any Indemnified Taxes or Other Taxes which such payee determines in its sole judgment is made with respect to such amount paid by the Borrower, such Lender, the Global Administrative Agent or the Canadian Administrative Agent, as the case may be, shall pay to the Borrower the amount of such refund or credit promptly, and in any event within 60 days, following the receipt of such refund or credit by such payee.

         SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

         (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest or fees, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, Toronto time), on the date when due, in immediately available funds in the appropriate Currency, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Canadian Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments in respect of Loans shall be made to the Canadian Administrative Agent c/o The Chase Manhattan Bank of Canada, 1 First Canadian Place, 100 King Street West, Suite 6900, P.O. Box 106, Toronto, Ontario, Canada M5X 1A4, Attention: Portfolio Management Associates, Telephone: 416-216-4135, Fax: 416-216-4162, with a copy to the Global Administrative Agent c/o The Chase Manhattan Bank, Loan and Agency Services, One Chase Manhattan Plaza, 8th floor, New York, NY 10081, Attention:
Joselin Fernandes, Telephone: 212-552-7414, Fax: 212-552-5777, with a copy to The Chase Manhattan Bank, Global Oil & Gas, 600 Travis Street, 20th floor, Houston, Texas 77002, Attention: Peter Licalzi, Telephone: 713-216-8869, Fax:
713-216-4117, except payments pursuant to Sections 2.15, 2.16, 2.17(c) and 10.3 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Canadian Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Except as set forth in clause (a) of the definition of "Interest Period", if any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in the appropriate Currency as required pursuant to the Loan Documents.

         (b) If at any time insufficient funds are received by and available to the Canadian Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

         (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loan resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loan and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loan; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in its Loan to any assignee or participant, other than to the Borrower or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

         (d) Unless the Global Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Global Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Global Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Global Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Global Administrative Agent, at the greater of the cost incurred by the Global Administrative Agent for making such distributed amount and a rate determined by the Global Administrative Agent in accordance with banking industry rules on interbank compensation.

         (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.4(d) or (e), 2.5(b), 2.18(d) or 10.3(c) then the Global Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Global Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

         SECTION 2.19. Mitigation Obligations; Replacement of Lenders.

         (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different Applicable Lending Office for funding or booking its Loan hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment
(i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         (b) If (i) any Lender asserts that events have occurred suspending its obligation to maintain Eurocurrency Interest Periods under Section 2.14 when substantially all other Lenders have not also done so, (ii) any Lender requests compensation under Section 2.15, (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or (iv) any Lender defaults in its obligation to fund its Loan hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender, the Canadian Administrative Agent and the Global Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.4), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (1) the Borrower shall have received the prior written consent of the Global Administrative Agent and the Canadian Administrative Agent, which consents shall not unreasonably be withheld or delayed, (2) such Lender shall have received payment of an amount equal to the outstanding principal of its Loan, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (3) the assignee and assignor shall have entered into an Assignment and Acceptance, and
(4) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments.

         SECTION 2.20. Currency Conversion and Currency Indemnity.

         (a) Payments in Agreed Currency. The Borrower shall make payment relative to any Obligation in the currency (the "Agreed Currency") in which the Obligation was effected. If any payment is received on account of any Obligation in any currency (the "Other Currency") other than the Agreed Currency (whether voluntarily or pursuant to an order or judgment or the enforcement thereof or the realization of any Collateral or the liquidation of the Borrower or otherwise howsoever), such payment shall constitute a discharge of the liability of the Borrower hereunder and under the other Loan Documents in respect of such obligation only to the extent of the amount of the Agreed Currency which the relevant Lender or Agent, as the case may be, is able to purchase with the amount of the Other Currency received by it on the Business Day next following such receipt in accordance with its normal procedures and after deducting any premium and costs of exchange.

         (b) Conversion of Agreed Currency into Judgment Currency. If, for the purpose of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into a particular currency (the "Judgment Currency") any amount due in the Agreed Currency then the conversion shall be made on the basis of the rate of exchange prevailing on the next Business Day following the date such judgment is given and in any event the Borrower shall be obligated to pay the Agents and the Lenders any deficiency in accordance with
Section 2.20(c). For the foregoing purposes "rate of exchange" means the rate at which the relevant Lender or Agent, as applicable, in accordance with its normal banking procedures is able on the relevant date to purchase the Agreed Currency with the Judgment Currency after deducting any premium and costs of exchange.

         (c) Circumstances Giving Rise to Indemnity. To the fullest extent permitted by applicable law, if (i) any Lender or any Agent receives any payment or payments on account of the liability of the Borrower hereunder pursuant to any judgment or order in any Other Currency, and (ii) the amount of the Agreed Currency which the relevant Lender or Agent, as applicable, is able to purchase on the Business Day next following such receipt with the proceeds of such payment or payments in accordance with its normal procedures and after deducting any premiums and costs of exchange is less than the amount of the Agreed Currency due in respect of such liability immediately prior to such judgment or order, then the Borrower on demand shall, and the Borrower hereby agrees to, indemnify the Lenders and the Agents from and against any loss, cost or expense arising out of or in connection with such deficiency.

         (d) Indemnity Separate Obligation. To the fullest extent permitted by applicable law, the agreement of indemnity provided for in Section 2.20(c) shall constitute an obligation separate and independent from all other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Lenders or Agents or any of them from time to time, and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order.

                                   ARTICLE III
                         Representations and Warranties

         In order to induce the Global Administrative Agent, the Canadian Administrative Agent, the other Agents and the Lenders to enter into this Agreement and to make the Loan hereunder, the Borrower represents and warrants to the Global Administrative Agent, the Canadian Administrative Agent, the other Agents and the Lenders as set forth in this Article.

         SECTION 3.1. Corporate Existence. The Borrower: (i) is an organization duly organized, legally existing and in good standing under the laws of the jurisdiction of its organization; (ii) has all requisite power, and has all material Government Approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.2. Special Purpose Vehicle. The Borrower has no employees and conducts no business, except being party to one or more of the Combined Loan Documents and the TBF Documents and for activities reasonably related or incidental thereto. The Borrower has (a) no assets except for (i) certain minimum capital contributions from the Parent, (ii) the funds representing proceeds of the Loans, (iii) the TBF Documents and (iv) any assets owned incidental or related thereto; and (b) no liabilities except for (i) the obligations and liabilities under the Combined Loan Documents to which it is a party, (ii) the TBF Documents and (iii) obligations and liabilities incidental or related thereof.

         SECTION 3.3. [Intentionally omitted].

         SECTION 3.4. No Breach. Neither the execution and delivery of the Loan Documents, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent which has not been obtained as of the Closing Date under, the Organic Documents of the Borrower, or any Governmental Rule or any material agreement or instrument to which the Borrower is a party or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Borrower pursuant to the terms of any such agreement or instrument other than the Liens created by the Combined Loan Documents.

         SECTION 3.5. Authority. The Borrower has all necessary power and authority to execute, deliver and perform its obligations under the Loan Documents; and the execution, delivery and performance by the Borrower of the Loan Documents have been duly authorized by all necessary action on its part; and the Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, except to the extent that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights.

         SECTION 3.6. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by any Loan Party of the Loan Documents or for the validity or enforceability thereof.

         SECTION 3.7. Use of Proceeds. The Borrower will use the proceeds of the Loans for the Borrower's general corporate purposes, including intercompany Investments.

         SECTION 3.8. [Intentionally omitted].

         SECTION 3.9. [Intentionally omitted].

         SECTION 3.10. Properties, etc. The Borrower has good and defensible title to its material (individually or in the aggregate) Properties, free and clear of all Liens, except Liens permitted by Section 7.2.

         SECTION 3.11. No Material Misstatements. No written information, statement, exhibit, certificate, document or report furnished to the Global Administrative Agent, the Canadian Administrative Agent, the other Agents and the Lenders (or any of them) by the Borrower in connection with the negotiation of the Combined Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made and with respect to the Parent and its Subsidiaries taken as a whole. There is no fact existing with respect to the Parent or any Subsidiary which could reasonably be expected to have a Material Adverse Effect or in the future could reasonably be likely to have (so far as the Borrower can now foresee) a Material Adverse Effect and which has not been set forth in this Agreement or the other documents, certificates and statements furnished to the Global Administrative Agent and the Canadian Administrative Agent by or on behalf of the Borrower prior to, or on, the Closing Date in connection with the transactions contemplated hereby.

         SECTION 3.12. Investment Company Act. The Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 3.13. Public Utility Holding Company Act. The Borrower is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 3.14. Subsidiaries. The Borrower has no Subsidiaries.

         SECTION 3.15. Location of Business and Offices. The Borrower's principal place of business and chief executive office is located at the address stated on the signature page of this Agreement or as otherwise disclosed in writing to the Global Administrative Agent and the Canadian Administrative Agent.

         SECTION 3.16. Defaults. The Borrower is not in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which the Borrower is a party or by which the Borrower is bound which default could reasonably be expected to have a Material Adverse Effect. No Default hereunder has occurred and is continuing.

         SECTION 3.17. Unfunded Pension Liabilities. The unfunded pension or similar liabilities of the Borrower do not in the aggregate exceed an amount which could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.18. Compliance with the Law. The Borrower has not violated any Governmental Rule or failed to obtain any Governmental Approval necessary for the ownership of any of its Properties or the conduct of its business, which violation or failure could reasonably be expected to have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.

         SECTION 3.19. Representations and Warranties in U.S. Credit Agreement. The Borrower represents and warrants that each of the representations and warranties contained in the U.S. Credit Agreement, including, without limitation, Article III of the U.S. Credit Agreement, pertaining or otherwise applicable to Borrower, in its capacity as a direct or indirect Subsidiary of the Parent, is true, correct and complete in all respects (except with respect to such representations and warranties which expressly relate to an earlier date, in which case such representations and warranties are true, correct and complete as of such earlier date).

                                   ARTICLE IV
                                   Conditions

         SECTION 4.1. Conditions Precedent. The obligations of the Lenders to make the Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.2):

         (a) Certain Loan Documents. The Global Administrative Agent (or its counsel) shall have received from each party thereto either a counterpart of each of the following documents duly executed on behalf of such party or written evidence satisfactory to the Global Administrative Agent (which may include telecopy transmission of a signed signature page of such document) that each such party has duly executed for delivery to the Global Administrative Agent a counterpart of each of the following documents which documents must be acceptable to the Global Administrative Agent in its sole and absolute discretion: this Agreement, the Intercreditor Agreement, the Parent Guaranty, the Pledge Agreement and the other Loan Documents.

         (b) U.S. Loan Documents and Canadian Revolving Loan Documents. The Global Administrative Agent shall have received copies of the executed U.S. Loan Documents and Canadian Revolving Loan Documents and the conditions for making loans provided in the U.S. Credit Agreement shall have been contemporaneously satisfied.

         (c) Opinions of Counsel. The Global Administrative Agent shall have received opinions, dated the Global Effective Date, addressed to the Global Administrative Agent, the Canadian Administrative Agent and all Lenders, from
(i) Stewart McKelvey Stirling Scales, counsel to the Borrower, in substantially the form attached hereto as Exhibit A-1 and (ii) Vinson & Elkins L.L.P., U.S. counsel to the Parent, in substantially the form attached hereto as Exhibit A-2.

         (d) Organizational Documents. The Global Administrative Agent shall have received a certificate of an Authorized Officer of each Loan Party dated as of the Global Effective Date, certifying:

                  (i) that attached to each such certificate are (A) a true and complete copy of the Organic Documents of such Loan Party, as the case may be, as in effect on the date of such certificate, (B) a true and complete copy of a certificate from the Governmental Authority of Canada or the province of such entity's organization certifying that such entity is duly organized and validly existing in such jurisdiction, and (C) a true and complete copy of a certificate from the appropriate Governmental Authority of each province (without duplication) certifying that such entity is a valid and subsisting extra provincial corporation in such jurisdiction, if the failure to be so qualified or in good standing could reasonably be expected to have a Material Adverse Effect;

                  (ii) that attached to such certificate is a true and complete copy of resolutions duly adopted by the board of directors or management committee of such Loan Party, as applicable, authorizing the execution, delivery and performance of such of the Combined Loan Documents to which such Loan Party is or is intended to be a party;

                  (iii) that attached thereto is a copy of the certificate of incorporation; and that such certificate of incorporation has not been amended since the date of such certified copy; and

                  (iv) as to the incumbency and specimen signature of each officer of such Loan Party executing such of the Combined Loan Documents to which such Loan Party is or is intended to be a party.

         (e) Pledge Agreement. The Global Administrative Agent shall have received counterparts of the Pledge Agreement, dated as of the Closing Date, duly executed and delivered by the Parent, together with the following:

                  (i) stock certificates representing (x) 65% of the outstanding shares of common stock of TBF and (y) 65% of the outstanding shares of common stock TBRL, and stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates; and

                  (ii) all documents and instruments, including Uniform Commercial Code Financing Statements (Form UCC-1), required by law or reasonably requested by the Global Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Pledge Agreement.

         (f)      [Intentionally omitted].

         (g) Canadian Lien Searches. The Global Administrative Agent shall have received (i) the Canadian Lien Searches, all dated reasonably close to the Closing Date, in the discretion of the

Global Administrative Agent and in form and substance satisfactory to the Global Administrative Agent, and (ii) evidence reasonably satisfactory to the Global Administrative Agent that the Liens, if any, indicated by the financing statements (or similar documents) in such Canadian Lien Searches are permitted by Section 7.2 of the U.S. Credit Agreement or have been released.

         (h) Priority; Security Interest. The Collateral and Borrowing Base Properties shall be free and clear of all Liens, except Liens permitted by
Section 7.2. All filings, notices, recordings and other action necessary to perfect the Liens in the Collateral shall have been made, given or accomplished or arrangements for the completion thereof satisfactory to the Global Administrative Agent and its counsel shall have been made and all filing fees and other expenses related to such actions either have been paid in full or arrangements have been made for their payment in full which are satisfactory to the Global Administrative Agent.

         (i) Approvals and Consents. The Global Administrative Agent shall have received copies of all Governmental Approvals and third party consents and approvals necessary or, advisable in connection with the Financing Transactions, and all applicable waiting periods and appeal periods shall have expired, in each case without the imposition of any burdensome conditions. There shall be no actual government or judicial action restraining, preventing or imposing burdensome conditions on the Financing Transactions.

         (j) [Intentionally omitted].

         (k) Existing Facilities. The Global Administrative Agent shall have received a certificate, signed by an Authorized Officer of the Borrower, stating that TBRL or the Parent have repaid in full and terminated the Existing Credit Facilities contemporaneously with the initial Combined Loans under the Combined Credit Agreements. The Global Administrative Agent shall have received evidence satisfactory to it that all Liens associated with the Existing Credit Facilities have been released or terminated contemporaneously with the making of such payments and that arrangements satisfactory to the Global Administrative Agent have been made for recording and filing such releases.

         (l) Other Documents. The Global Administrative Agent shall have received such other legal opinions, instruments and documents as any of the Agents or their counsel may have reasonably requested.

         (m) Satisfactory Legal Form. All documents executed or submitted pursuant hereto by and on behalf of the Borrower or any other Loan Party shall be in form and substance reasonably satisfactory to the Global Administrative Agent and its counsel. The Global Administrative Agent and its counsel shall have received all information, approvals, documents or instruments as the Global Administrative Agent or its counsel may reasonably request.

         (n) Fees and Expenses. The Global Administrative Agent, the Canadian Administrative Agent, the Arranger, the other Agents and the Lenders shall have received all fees and other amounts due and payable pursuant to this Agreement or any other Combined Loan Document on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Combined Loan Document.

         (o) TBF Documents. The Global Administrative Agent, the Canadian Administrative Agent and the Lenders shall have received executed copies of and shall be satisfied with the contents of the TBF Documents.

The Global Administrative Agent shall notify the Borrower, the Canadian Administrative Agent, the other Agents and the Lenders of the Global Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make the Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.2) at or prior to 3:00 p.m., New York City time, on April 11, 2001 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

         SECTION 4.2. Additional Conditions Precedent. The obligation of each Lender to make the Loans is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties. At the time of and immediately after giving effect to the Loans, the representations and warranties of each Loan Party set forth in the Combined Loan Documents to which it is a party shall be true and correct on and as of such date after giving effect to such funding and to the intended use thereof in all material respects as if made on and as of such date (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date).

         (b) No Defaults. At the time of and immediately after giving effect to the Loans, no Default shall have occurred and be continuing.

         (c) No Material Adverse Effect. At the time of and immediately after giving effect to the Loans, no event or events shall have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

         (d) Borrowing Request. The Global Administrative Agent and the Canadian Administrative Agent shall have received a Borrowing Request.

                                    ARTICLE V
                              Affirmative Covenants

         The Borrower agrees with the Global Administrative Agent, the Canadian Administrative Agent, the other Agents and each Lender that, until the Obligations shall have been paid and performed in full, the Borrower will perform the obligations set forth in this Article.

         SECTION 5.1. Reporting Requirements. The Borrower shall deliver, or shall cause to be delivered, to the Global Administrative Agent, the Canadian Administrative Agent and each Lender:

         (a) Compliance Certificate. Concurrently with any delivery of financial statements under clause (a) or (b) of Section 5.1 of the U.S. Credit Agreement, if the Parent has not supplied a compliance certificate, in substantially the form of Exhibit C thereto or any other form approved by the Global Administrative Agent, executed by an Authorized Officer of the Parent, then the Borrower shall deliver a compliance certificate substantially in the form of Exhibit C hereto certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto; and

         (b) Other Matters. From time to time such other information regarding the business, affairs or financial condition of the Borrower as any Lender, the Global Administrative Agent or Canadian Administrative Agent may reasonably request.

         SECTION 5.2. Litigation. The Borrower, if the Parent has not done so, shall promptly give to the Global Administrative Agent and the Canadian Administrative Agent notice of: (i) all legal or arbitral proceedings, and of all proceedings before any Governmental Authority affecting the Borrower, except proceedings which, if adversely determined, could not reasonably be expected to have a Material Adverse Effect, and (ii) any litigation or proceeding against or adversely affecting the Borrower in which injunctive or similar relief is sought. The Borrower, if the Parent has not done so, will promptly notify the Global Administrative Agent, the Canadian Administrative Agent and each of the Lenders of any claim, judgment, Lien or other encumbrance affecting any Property of the Borrower if the value of the claim, judgment, Lien, or other encumbrance when aggregated with all other existing claims, judgment or Liens affecting such Property shall exceed U.S.$3,000,000.

         SECTION 5.3. Maintenance, Etc. The Borrower shall: preserve and maintain its corporate existence and all of its material rights, privileges and franchises; keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities; comply with all Governmental Rules if failure to comply with any such requirements could reasonably be expected to have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; upon reasonable notice, permit representatives of the Global Administrative Agent, the Canadian Administrative Agent or any Lender, during normal business hours, to examine, copy, and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender, the Global Administrative Agent or the Canadian Administrative Agent (as the case may be).

         SECTION 5.4. Further Assurances. The Borrower will cure promptly any defects in the execution and delivery of this Agreement and any other Loan Document to which it is a party. The Borrower, at its expense, will promptly execute and deliver to the Global Administrative Agent and the Canadian Administrative Agent all such other documents, agreements and instruments reasonably requested by the Global Administrative Agent and the Canadian Administrative Agent to comply with or accomplish the covenants and agreements of the Borrower in this Agreement and any other Loan Document, or to file any notices or obtain any consents, all as may be reasonably necessary or appropriate in connection therewith.

         SECTION 5.5. Performance of Obligations. The Borrower will do and perform every act and discharge all of the Obligations at the time or times and in the manner specified.

         SECTION 5.6. Covenants in the Parent Guaranty. Until the payment in full in cash of all Obligations, the Borrower covenants and agrees that it will perform, comply with, observe and fulfill, each of the covenants, agreements and obligations contained in the Parent Guaranty pertaining or otherwise applicable to the Borrower in its capacity as a Subsidiary of the Parent. The Borrower hereby irrevocably and unconditionally agrees to be bound by such covenants, agreements and obligations applicable to it in such capacity as if the Borrower were a party to the Parent Guaranty and such covenants, agreements and obligations applicable to it in such capacity are hereby reaffirmed by the Borrower.

         SECTION 5.7. Obligations to Cure. If, (i) the Global Borrowing Base is
(A) redetermined under Section 2.7, or (B) reduced pursuant to any other provision of this Agreement or the U.S. Credit Agreement, and, as a result thereof, a Global Borrowing Base Deficiency occurs or (ii) the aggregate amount of the Equivalent Amount in U.S. Dollars of the Loans of all Lenders shall exceed the aggregate amount of the Commitments of the Lenders, then the Borrower shall eliminate such Borrowing Base Deficiency or funding excess within 180 days following the Deficiency Notification Date or the notification of such funding excess, as applicable, with respect to such Borrowing Base Deficiency or funding excess, and provided further that within 90 days following the Deficiency Notification Date or the notification of such funding excess, as applicable, the Borrower shall have reduced by one-half the amount of such Borrowing Base Deficiency or such funding excess.

                                   ARTICLE VI
                                   [NOT USED]

                                   ARTICLE VII
                               Negative Covenants

         The Borrower agrees with the Global Administrative Agent, the Canadian Administrative Agent, the other Agents and each Lender that, until the Obligations shall have been paid and performed in full, the Borrower will perform the obligations set forth in this Article.

         SECTION 7.1. Nature of Business. The Borrower will not allow any material change to be made in the character of its business as a special purpose funding vehicle. The Borrower will not own any assets or incur any liabilities other than the assets or liabilities under the Combined Loan Documents, the TBF Documents and assets and liabilities related or incidental thereto.

         SECTION 7.2. Liens. The Borrower will not create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

         (a) Liens securing the payment of any of the Combined Obligations;

         (b) Excepted Liens;

         (c) Liens disclosed on Schedule 7.2 to the U.S. Credit Agreement or permitted by Section 7.2 of the U.S. Credit Agreement; and

         (d) Liens permitted by any of the Combined Loan Documents.

         SECTION 7.3. Proceeds of Loans. The Borrower will not permit the proceeds of the Loans to be used for any purpose other than those permitted by
Section 3.7.

         SECTION 7.4. Transactions with Affiliates. The Borrower will not enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than a Subsidiary of the Parent) unless such transactions are otherwise permitted under this Agreement or the other Combined Loan Documents, are in the ordinary course of its business and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

         SECTION 7.5. Subsidiaries. The Borrower shall not create or acquire any Subsidiaries.

                                  ARTICLE VIII
                                Events of Default

         SECTION 8.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default":

         (a) any Loan Party shall default in the payment or prepayment when due of any principal of or interest on any Loan or any fees or other amount payable by it hereunder or under any other Loan Document and such default, other than a default of a payment or prepayment of principal (which shall have no cure period), shall continue unremedied for a period of five days; or

         (b) any Loan Party shall default in the payment when due of any principal of or interest on any of its other Indebtedness (other than Non-Recourse Debt) aggregating U.S.$10,000,000 or more, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause after giving effect to all applicable grace periods, such Indebtedness to become due prior to its stated maturity; or

         (c) any representation, warranty or certification made or deemed made herein or in any other Combined Loan Document by any Loan Party, or any certificate furnished to any Lender, the Global Administrative Agent or the Canadian Administrative Agent pursuant to the provisions hereof or any other Combined Loan Document, shall prove to have been false or misleading as of the time made, deemed made or furnished in any material respect; or

         (d) any Loan Party shall default in the performance of any of its obligations under Section 5.7 or Article VII or any other Article of this Agreement other than under Article V (other than Section 5.7); or any Loan Party shall default in the performance of any of its obligations under Article V (other than Section 5.7) or any Loan Party shall default in the performance of its obligations under any other Loan Document (other than the payment of amounts due which shall be governed by Section 8.1(a)) and such default shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) notice thereof to the Loan Party by the Global Administrative Agent, the Canadian Administrative Agent or any Lender (through the Global Administrative Agent or the Canadian Administrative Agent), or (ii) a Loan Party otherwise becoming aware of such default; or

         (e) the Borrower shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

         (f) the Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy and Insolvency Act (Canada), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts,
(v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy and Insolvency Act (Canada), or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

         (g) a proceeding or case shall be commenced, without the application or consent of the Borrower, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower of all or any substantial part of its assets, or (iii) similar relief in respect of the Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or (iv) an order for relief against the Borrower shall be entered in an involuntary case under the Bankruptcy and Insolvency Act (Canada); or

         (h) a judgment or judgments for the payment of money in excess of U.S.$10,000,000 in the aggregate shall be rendered by a court against any Loan Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and such Loan Party shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

         (i) any Loan Party takes, suffers or permits to exist any of the events or conditions referred to in paragraphs (e), (f) or (g) or if any Loan Party shall so state in writing; or

         (j) a Change of Control shall occur; or

         (k) the Liens created by the Security Documents shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Global Administrative Agent or the Canadian Administrative Agent or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Loan Party; or

         (l) any "Default" or "Event of Default" as defined in either the U.S. Loan Documents or the Canadian Revolving Loan Documents shall occur; provided that if such "Default" or "Event of Default" is cured or waived under the U.S. Loan Documents or the Canadian Revolving Loan Documents, as applicable, then such "Default" or 'Event of Default" shall no longer constitute a Default or an Event of Default, respectively, under this Agreement.

         SECTION 8.2. Action if Bankruptcy. If any Event of Default described in
Section 8.1(g) with respect to Borrower shall occur, the outstanding principal amount of all outstanding Loans and all other obligations hereunder shall automatically be and become immediately due and payable, without demand, protest or presentment or notice of any kind, all of which are hereby expressly waived by the Borrower. Without limiting the foregoing, the Agents and the Lenders shall be entitled to exercise any and all other remedies available to them under the Loan Documents and applicable law.

         SECTION 8.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in Section 8.1(g)) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Required Lenders may, by notice to the Borrower, declare all of the outstanding principal amount of the Loans and all other obligations hereunder to be due and payable, whereupon the full unpaid amount of such Loans and other obligations shall be and become immediately due and payable, without demand, protest or presentment or notice of any kind, all of which are hereby waived by the Borrower. Without limiting the foregoing, the Agents and the

Lenders shall be entitled to exercise any and all other remedies available to them under the Loan Documents and applicable law.

                                   ARTICLE IX
                                     Agents

         Each of the Lenders and the other Agents hereby irrevocably appoints The Chase Manhattan Bank as the Global Administrative Agent, The Chase Manhattan Bank of Canada, as the Canadian Administrative Agent, The Bank of Nova Scotia as Canadian Syndication Agent, The Toronto-Dominion Bank as Canadian Documentation Agent, and authorizes each such Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

         Any bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Affiliate thereof as if it were not an Agent hereunder.

         The Agents shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing,
(b) each Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that such Agent is required to exercise following its receipt of written instructions from the Required Lenders (or such other number or percentage of the Combined Lenders as shall be necessary under the circumstances as provided in Section 10.2), and (c) except as expressly set forth in the Loan Documents, the Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent or any of its Subsidiaries that is communicated to or obtained by the bank serving as such Agent or any of its Related Parties in any capacity. Each Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Combined Lenders as shall be necessary under the circumstances as provided in Section 10.2) or in the absence of its own gross negligence or wilful misconduct; PROVIDED, HOWEVER, THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT EACH OF THE AGENTS BE INDEMNIFIED IN THE CASE OF ITS OWN NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE), REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT OR TECHNICAL. Each Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to such Agent by the Borrower or a Lender, and such Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

         The Global Administrative Agent, the Canadian Administrative Agent and the other Agents shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Global Administrative Agent, the Canadian Administrative Agent and the other Agents also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Global Administrative Agent, the Canadian Administrative Agent and the other Agents may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         Any Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Any Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of such Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.

         Subject to the appointment and acceptance of a successor Global Administrative Agent or Canadian Administrative Agent as provided in this paragraph, the Global Administrative Agent or Canadian Administrative Agent may resign at any time by notifying the Combined Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Global Administrative Agent or retiring Canadian Administrative Agent gives notice of its resignation, then the retiring Global Administrative Agent or the Canadian Administrative Agent may, on behalf of the Combined Lenders, appoint a successor Global Administrative Agent or the Canadian Administrative Agent, respectively, which shall be a bank with an office in New York City or Toronto, Canada, respectively, or an Affiliate of any such bank. Upon the acceptance of its appointment as Global Administrative Agent or the Canadian Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Global Administrative Agent or the Canadian Administrative Agent, as the case may be, and the retiring Global Administrative Agent or retiring Canadian Administrative Agent shall be discharged from its duties and obligations hereunder (other than its obligations under Section 10.12). The fees payable by the Borrower to a successor Global Administrative Agent or successor Canadian Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Global Administrative Agent's or Canadian Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.3 shall continue in effect for the benefit of such retiring

Global Administrative Agent or retiring Canadian Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Global Administrative Agent or the Canadian Administrative Agent, respectively.

         Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the Intercreditor Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

         Each of the Lenders, for itself and on behalf of any of its Affiliates hereby irrevocably appoints the Global Administrative Agent and Canadian Administrative Agent to act as its agent under the Intercreditor Agreement and authorizes the Global Administrative Agent and the Canadian Administrative Agent to execute the Intercreditor Agent on its behalf and to take such actions on its behalf and to exercise such powers as are delegated to the Global Administrative Agent or the Canadian Administrative Agent, as the case may be, by the terms hereof and thereof, together with such actions and powers as are reasonably incidental thereto.

                                    ARTICLE X
                                  Miscellaneous

         SECTION 10.1. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

         (a) if to the Borrower, to:

                Tom Brown Resources Funding Corp.
                c/o Tom Brown, Inc.
                555 17th Street, Suite 1850
                Denver, Colorado 80202-3918
                Attention: Daniel G. Blanchard, Executive Vice President,
                           Treasurer and Chief Financial Officer
                Telephone: 303-260-5095
                Facsimile: 303-260-5039

         (b) if to the Global Administrative Agent, to:

                           The Chase Manhattan Bank
                           Loan and Agency Services
                           One Chase Manhattan Plaza, 8th floor
                           New York, NY 10081
                           Attention: Joselin Fernandes
                           Telephone: 212-552-7414
                           Facsimile: 212-552-5777

             with a copy to:

                           The Chase Manhattan Bank
                           Global Oil & Gas Group
                           600 Travis, 20th Floor
                           Houston, Texas 77002
                           Attention: Peter Licalzi
                           Telephone: 713-216-8869
                           Facsimile: 713-216-4117

             and, with respect to non-Loan related matters, with a copy to:

                           The Chase Manhattan Bank
                           Global Oil & Gas Group
                           600 Travis, 20th Floor
                           Houston, Texas 77002
                           Attention: Robert Mertensotto
                           Telephone: 713-216-4147
                           Facsimile: 713-216-8870

         (c) if to the Canadian Administrative Agent:

                           The Chase Manhattan Bank of Canada
                           1 First Canadian Place
                           100 King Street West, Suite 6900
                           P.O. Box 106
                           Toronto, Ontario
                           Canada M5X 1A4
                           Attention: Portfolio Management Associates
                           Telephone: 416-216-4135 or 4106
                           Facsimile: 416-216-4162

         (d) if to the Canadian Syndication Agent:

                           The Bank of Nova Scotia
                           Scotia Capital - Bank Finance Oil, Gas & Pipelines 3820, 700 - 2nd Street SW
                           PO Box 2540, Scotia Centre
                           Calgary, Alberta   T2P 2N7
                           Attention: Stacey Strike
                           Telephone: 403-221-6413
                           Facsimile: 403-221-6497

         (e) if to the Canadian Documentation Agent:

                           The Toronto-Dominion Bank
                           909 Fannin Street, Suite 1700
                           Houston, Texas 77010
                           Attention: Jim Bridwell
                           Telephone: 713-653-8265
                           Facsimile: 713-652-2647

         (f) if to any other Lender, to it at its address (or telecopy number) provided to the Global Administrative Agent, the Canadian Administrative Agent and the Borrower or as set forth in its Administrative Questionnaire; and

         (g) if to any U.S. Lender or Canadian Revolving Lender, to it at its address (or telecopy number) provided to the Global Administrative Agent, the Canadian Administrative Agent, the Parent or as set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

         SECTION 10.2. Waivers; Amendments.

         (a) No failure or delay by the Global Administrative Agent, the Canadian Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Global Administrative Agent, the Canadian Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         (b) Neither this Agreement nor any of the Combined Loan Documents nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Global Administrative Agent and the Canadian Administrative Agent with the consent of the Required Lenders, or, in the case of any other Combined Loan Document, pursuant to an agreement or agreements in writing entered into by the relevant Loan Parties thereto and the Required Lenders or by the relevant Loan Parties thereto and the Global Administrative Agent and the Canadian Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Lender's Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Lender's Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section 10.2,
Section 2.7, 2.10 or the definition of "Combined Lenders," "Combined Revolving Lenders," "Required Lenders," "Majority Lenders" or "Super Majority Lenders" or any other provision of any Combined Loan Document specifying the number or percentage of Lenders, U.S. Lenders, Canadian Revolving Lenders, Combined Lenders or Combined Revolving Lenders required to determine or redetermine the Global Borrowing Base or required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Combined Lender, (vi) release the Parent from its Parent Guaranty, or limit its liability in respect of the Parent Guaranty, without the written consent of each Combined Lender, or (vii) except as expressly provided herein, in the Intercreditor Agreement or in the Security Documents (as defined herein and in each other Combined Credit Agreement), release all or any part of the Collateral from the Liens of the Security Documents (as defined herein and in each other Combined Credit Agreement), without the written consent of each Combined Lender; provided further that no such agreement shall amend, waive, modify or otherwise affect the rights or duties of any Agent (as defined herein and in each other Combined Credit Agreement) without the prior written consent of such Agent (as defined herein and in each other Combined Credit Agreement), as the case may be; provided further that the Global Administrative Agent shall have the right to execute and deliver any release of Lien (or other similar instrument) without the consent of any Lender to the extent such release is required to permit the Borrower to consummate a transaction permitted by this Agreement or the other Combined Loan Documents.

         SECTION 10.3. Expenses; Indemnity; Damage Waiver.

         (a) The Borrower shall pay (i) all legal, printing, recording, syndication, travel, advertising and other reasonable out-of-pocket expenses incurred by the Agents, the Arranger and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agents and the Arranger (on a solicitor and his own client basis), in connection with the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of this Agreement, the Loan Documents and each other document or instrument relevant to this Agreement or the Loan Documents and any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) the filing, recording, refiling or rerecording of the Pledge Agreement and the other Security Documents and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to, and all releases and terminations of, any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Pledge Agreement and the other Security Documents, and (iii) all reasonable out-of-pocket expenses incurred by the Agents or any Lender, including the fees, charges and disbursements of any counsel for the Agents or any Lender (on a solicitor and his own client basis), in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

         (b) The Borrower shall indemnify the Agents, the Arranger and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee (on a solicitor and his own client basis), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Financing Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower, or any Environmental Liability related in any way to the Borrower, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity and release shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee (IT BEING UNDERSTOOD THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT EACH OF THE INDEMNITEES BE INDEMNIFIED IN THE CASE OF ITS OWN NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE), REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT OR TECHNICAL).

         (c) To the extent that the Borrower fails to pay any amount required to be paid by the Borrower to the Global Administrative Agent or the Canadian Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Global Administrative


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



Agent or the Canadian Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Global Administrative Agent or the Canadian Administrative Agent in its capacity as such.

         (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Financing Transactions, any Loan or the use of the proceeds thereof.

         (e) All amounts due under this Section shall be payable not later than thirty (30) days after written demand therefor.

         SECTION 10.4. Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent and each Combined Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Global Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Loan); provided that (i) except in the case of an assignment to a Lender or a Lender Affiliate, each of the Borrower, the Canadian Administrative Agent and the Global Administrative Agent must give their prior written consent to such assignment (which consents shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or a Lender Affiliate or an assignment of the entire remaining amount of the assigning Lender's Loan, the amount of the Loan of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Global Administrative Agent) shall be in increments of U.S.$1,000,000 and not less than U.S.$10,000,000 unless each of the Borrower and the Global Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause
(iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of its Loan in conformity with the Intercreditor Agreement, (iv) the parties to each assignment shall execute and deliver to the Global Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of U.S.$3,500, (v) the assignee, if it shall not be a Lender, shall deliver to the Global Administrative Agent an Administrative Questionnaire, and (vi) after giving effect to any assignment hereunder, the assigning Lender shall have a Loan of at least U.S.$10,000,000 unless each of the Borrower and the Global Administrative Agent otherwise consents; and provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default under Section 8.1 has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and to the other Loan Documents and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17, 2.18, 2.20 and 10.3 and be subject to the terms of Section 10.12). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

         (c) The Global Administrative Agent and the Canadian Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in New York City and Toronto, Canada, respectively, a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and principal amount of the Loan owing to each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement and the other Loan Documents, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Global Administrative Agent and the Canadian Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register and will provide prompt written notice to the Borrower of the effectiveness of such assignment. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

         (e) Any Lender may, without the consent of the Borrower, the Global Administrative Agent or the Canadian Administrative Agent, sell participations to one or more banks or other


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



entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Loan); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the second proviso to Section 10.2(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.8 and 10.12 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

         (f) A Participant shall not be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.17(e) as though it were a Lender.

         (g) Any Lender may at any time pledge or assign a Lien in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or, in the case of a Lender organized in a jurisdiction outside of the United States, a comparable Person, and this Section shall not apply to any such pledge or assignment; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         SECTION 10.5. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of the Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent, the Arranger or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding. The provisions of Sections 2.15, 2.16, 2.17, 2.18, 2.20, 10.3 and 10.12


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



and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby and the repayment of the Loans.

         SECTION 10.6. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 4.1, this Agreement shall become effective when it shall have been executed by the Global Administrative Agent and the Canadian Administrative Agent and when the Global Administrative Agent and the Canadian Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 10.7. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 10.8. Right of Setoff. If an Event of Default shall have occurred and be continuing, each of the Agents, the Lenders and their Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured; provided, however, that any such set-off and application shall be subject to the provisions of Section 2.18. As security for such obligations, the Borrower hereby grants to the Agents and each Lender a continuing security interest in any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with any of the Agents and such Lenders. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

         SECTION 10.9. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF
PROCESS.

         (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (b) THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE AGENTS OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

         (c) THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

         (d) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO


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



REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 10.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         SECTION 10.12. Confidentiality. In the event that the Borrower or the Parent provides to the Global Administrative Agent, the Canadian Administrative Agent or the Lenders confidential information belonging to the Borrower, the Parent or any of its Subsidiaries, then the Global Administrative Agent, the Canadian Administrative Agent and the Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Global Administrative Agent, the Canadian Administrative Agent or the Lenders breaching their obligation of confidence to the Borrower or the Parent, (iii) are previously known by the Global Administrative Agent, the Canadian Administrative Agent or the Lenders from some source other than the Borrower or the Parent, (iv) are hereafter developed by the Global Administrative Agent, the Canadian Administrative Agent or the Lenders without using the Borrower's or the Parent's information, (v) are hereafter obtained by or available to the Global Administrative Agent, the Canadian Administrative Agent or the Lenders from a third party who owes no obligation of confidence to the Borrower or the Parent with respect to such information or through any other means other than through disclosure by the Borrower or the Parent, (vi) are disclosed with the Borrower's or the Parent's consent, (vii) must be disclosed either pursuant to any Governmental Rule or to Persons regulating the activities of the Global Administrative Agent, the Canadian Administrative Agent or the Lenders, or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration or governmental proceeding. Further, the Global Administrative Agent, the Canadian Administrative Agent or a Lender may disclose any such information to any other Lender, any independent petroleum engineers or consultants, any independent certified public or chartered accountants, any legal counsel employed by such Person in connection with this Agreement or any other Combined Loan Document, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; provided, however, that the Global Administrative Agent, the Canadian Administrative Agent or the Lenders shall receive a confidentiality agreement from the Person to whom such information is disclosed such that said Person shall have the same obligation to maintain the confidentiality of such information as is imposed upon the Global Administrative Agent, the Canadian Administrative Agent or the Lenders hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three (3) years from the date the information was furnished, unless the Borrower requests in writing at least thirty (30) days prior to the expiration of such three year period, to maintain the confidentiality of such information for an additional three year period. The Borrower and the Parent waive any and all other rights they may have to confidentiality as against the Global Administrative Agent, the Canadian Administrative Agent and the Lenders arising by contract, agreement, statute or law except as expressly stated in this
Section 10.12.

         SECTION 10.13. Interest Rate Limitation. It is the intention of the parties hereto to conform strictly to applicable interest, usury and criminal laws and, anything herein to the contrary notwithstanding, the obligations of the Borrower and the Parent to a Lender or any Agent under this Agreement or any Combined Loan Document shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to such Lender or Agent limiting rates of interest which may be charged or collected by such Lender or Agent. Accordingly, if the transactions contemplated hereby or thereby would be illegal, unenforceable, usurious or criminal under laws applicable to a Lender or any Agent (including the laws of any jurisdiction whose laws may be mandatorily applicable to such Lender or Agent notwithstanding anything to the contrary in this Agreement or any other Combined Loan Document then, in that event, notwithstanding anything to the contrary in this Agreement or any other Combined Loan Document, it is agreed as follows:

                  (i) the provisions of this Section shall govern and control;

                  (ii) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under this Agreement or any Combined Loan Document or otherwise in connection with this Agreement or any Combined Loan Document by such Lender or such Agent shall under no circumstances exceed the maximum amount of interest allowed by applicable law (such maximum lawful interest rate, if any, with respect to each Lender and the Agents herein called the "Highest Lawful Rate"), and any excess shall be cancelled automatically and if theretofore paid shall be credited to the Borrower by such Lender or such Agent (or, if such consideration shall have been paid in full, such excess refunded to the Borrower);

                  (iii) all sums paid, or agreed to be paid, to such Lender or such Agent for the use, forbearance and detention of the indebtedness of the Borrower to such Lender or such Agent hereunder or under any Combined Loan Document shall, to the extent permitted by laws applicable to such Lender or such Agent, as the case may be, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform throughout the full term thereof;

                  (iv) if at any time the interest provided pursuant to this Section or any other clause of this Agreement or any other Combined Loan Document, together with any other fees or compensation payable pursuant to this Agreement or any other Combined Loan Document and deemed interest under laws applicable to such Lender or such Agent, exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest and any such fees or compensation to accrue to such Lender or such Agent pursuant to this Agreement or such other Combined Loan Document shall be limited, notwithstanding anything to the contrary in this Agreement or any other Combined Loan Document, to that amount which would have accrued at the Highest Lawful Rate, but any subsequent reductions, as applicable, shall not reduce the interest to accrue to such Lender or such Agent pursuant to this Agreement or such other Combined Loan Document below the Highest Lawful Rate until the total amount of interest accrued pursuant to this Agreement or such other Combined Loan Document, as the case may be, and such fees or compensation deemed to be interest equals the amount of interest which would have accrued to such Lender or Agent if a varying rate per annum equal to the interest provided pursuant to any other relevant Section hereof (other than this Section) or thereof, as applicable, had at all times been in effect, plus the amount of fees which would have been received but for the effect of this Section; and

                  (v) with the intent that the rate of interest herein shall at all times be lawful, and if the receipt of any funds owing hereunder or under any other agreement related hereto (including any of the other Combined Loan Documents) by such Lender or such Agent would cause such Lender to charge the Borrower a criminal rate of interest, the Lenders and the Agents agree that they will not require the payment or receipt thereof or a portion thereof which would cause a criminal rate of interest to be charged by such Lender or such Agent, as applicable, and if received such affected Lender or Agent will return such funds to the Borrower so that the rate of interest paid by the Borrower shall not exceed a criminal rate of interest from the date this Agreement was entered into.

         SECTION 10.14. Collateral Matters; Hedging Agreements; Overdraft Facility. The benefit of the Security Documents and of the provisions of this Agreement relating to the Collateral shall also extend to and be available to
(i) those Lenders or their Affiliates which are counterparties to the Hedging Agreements on a pro rata basis in respect of any Hedging Obligations of the Borrower that is in effect at such time as such Person (or its Affiliate) is a Lender, but only while such Person or its Affiliate is a Lender, and (ii) those Lenders which are parties to the Overdraft Facility on a pro rata basis in respect of any obligations of the Borrower or any of its Subsidiaries under such Overdraft Facility up to a maximum of $5,000,000 that are in effect at such time as such Person is a Lender, but only while such Person is a Lender.

         SECTION 10.15. Arranger; Canadian Documentation Agent; Canadian Syndication Agent; Other Agents. None of the Persons identified on the facing page or the signature pages of this Agreement as the "Sole Bookrunner and Lead Arranger" or "Canadian Documentation Agent" or the "Canadian Syndication Agent" or any other Agent (other than the Global Administrative Agent and the Canadian Administrative Agent) shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than, except in the case of the Arranger, those applicable to all Lenders as such. Without limiting the foregoing, none of the Arranger, the Canadian Documentation Agent, the Canadian Syndication Agent or any other Agent (other than the Global Administrative Agent and the Canadian Administrative Agent) shall have or be deemed to have any fiduciary relationship with any Lender or the Borrower or any of its Subsidiaries. The Borrower and each Lender acknowledges that it has not relied, and will not rely, on any of the Arranger, the Canadian Documentation Agent, Canadian Syndication Agent or any other Agent (other than the Global Administrative Agent and the Canadian Administrative Agent) in deciding to enter into this Agreement or in taking or not taking any action hereunder or under the Combined Loan Documents.

         SECTION 10.16. Intercreditor Agreement; Security Documents. For so long as the Intercreditor Agreement shall be in effect, the terms and conditions of this Agreement and the other Loan Documents are subject to the terms of the Intercreditor Agreement. In the event of any inconsistency between this Agreement or any other Loan Document and the terms of the Intercreditor Agreement, the Intercreditor Agreement shall control. In the event of any inconsistency between this Agreement and the terms of any other Loan Document, this Agreement shall control.

         SECTION 10.17. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                        TOM BROWN RESOURCES FUNDING CORP.

                        By:
                               ----------------------------------------------
                        Name:  Daniel G. Blanchard
                        Title: Vice President


               [SIGNATURE PAGE TO CANADIAN TERM CREDIT AGREEMENT]

                             THE CHASE MANHATTAN BANK, as Global
                             Administrative Agent

                             By:
                                   -------------------------------------------
                             Name:
                             Title:


               [SIGNATURE PAGE TO CANADIAN TERM CREDIT AGREEMENT]

                             THE CHASE MANHATTAN BANK OF
                             CANADA, as Canadian Administrative Agent

                             By:
                                   -------------------------------------------
                             Name:
                             Title:


               [SIGNATURE PAGE TO CANADIAN TERM CREDIT AGREEMENT]

                             THE CHASE MANHATTAN BANK, as a Lender


                             By:
                                   -------------------------------------------
                             Name:
                             Title:


               [SIGNATURE PAGE TO CANADIAN TERM CREDIT AGREEMENT]

                             THE TORONTO-DOMINION BANK, as Canadian
                             Documentation Agent

                             By:
                                   -------------------------------------------
                             Name:
                             Title:


               [SIGNATURE PAGE TO CANADIAN TERM CREDIT AGREEMENT]

                             THE BANK OF NOVA SCOTIA, as Canadian
                             Syndication Agent and as a Lender

                             By:
                                   -------------------------------------------
                             Name:
                             Title:


               [SIGNATURE PAGE TO CANADIAN TERM CREDIT AGREEMENT]

                             U.S. BANK NATIONAL ASSOCIATION, as a
                             Lender

                             By:
                                   -------------------------------------------
                             Name:
                             Title:


               [SIGNATURE PAGE TO CANADIAN TERM CREDIT AGREEMENT]

                             THE TORONTO-DOMINION BANK, as a Lender

                             By:
                                   -------------------------------------------
                             Name:
                             Title:


               [SIGNATURE PAGE TO CANADIAN TERM CREDIT AGREEMENT]

                             BNP PARIBAS, as a Lender

                             By:
                                   -------------------------------------------
                             Name:
                             Title:


                             By:
                                   -------------------------------------------
                             Name:
                             Title:


               [SIGNATURE PAGE TO CANADIAN TERM CREDIT AGREEMENT]

                             CHRISTIANA BANK OG KREDITKASSE, ASA
                             NEW YORK BRANCH, as a Managing Agent and a Lender

                             By:
                                   -------------------------------------------
                             Name:
                             Title:


               [SIGNATURE PAGE TO CANADIAN TERM CREDIT AGREEMENT]

                             NATIONAL BANK OF CANADA, NEW YORK
                             BRANCH, as a Managing Agent and a Lender

                             By:
                                   -------------------------------------------
                             Name:
                             Title:

                             By:
                                   -------------------------------------------
                             Name:
                             Title:


               [SIGNATURE PAGE TO CANADIAN TERM CREDIT AGREEMENT]

                             COMERICA BANK - TEXAS, as Co-Agent and as a Lender

                             By:
                                   -------------------------------------------
                             Name:
                             Title:


               [SIGNATURE PAGE TO CANADIAN TERM CREDIT AGREEMENT]

                             THE FUJI BANK, LIMITED, as a Lender

                             By:
                                   -------------------------------------------
                             Name:
                             Title:


               [SIGNATURE PAGE TO CANADIAN TERM CREDIT AGREEMENT]

                             WELLS FARGO BANK, N.A., as a Lender

                             By:
                                   -------------------------------------------
                             Name:
                             Title:


               [SIGNATURE PAGE TO CANADIAN TERM CREDIT AGREEMENT]

                                   EXHIBIT A-1

            FORM OF LEGAL OPINION OF STEWART MCKELVEY STIRLING SCALES

                                [to be provided]




                              Exhibit A-1 - Page 1

                                   EXHIBIT A-2

                 FORM OF LEGAL OPINION OF VINSON & ELKINS L.L.P.

                                [to be provided]



                              Exhibit A-2 - Page 1

                                    EXHIBIT B

                             [Intentionally omitted]




                               Exhibit B - Page 1

                                    EXHIBIT C

                        TOM BROWN RESOURCES FUNDING CORP.

                             COMPLIANCE CERTIFICATE

         In connection with that certain Credit Agreement, dated as of March 20, 2001 (together with all amendments, if any, from time to time made thereto, the "Canadian Term Credit Agreement", among the Borrowers party thereto, the Lenders party thereto, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, The Bank of Nova Scotia, as Canadian Syndication Agent, The Toronto-Dominion Bank, as Canadian Documentation Agent, the Global Administrative Agent, and the other Agents party thereto, the undersigned, the [title of Authorized Officer] of TBF does hereby certify, pursuant to Section 5.1(a) of the Canadian Term Credit Agreement, as follows on behalf of the Borrower thereunder (capitalized terms hereinafter used having the meaning specified in the Canadian Term Credit Agreement):

         No condition or event which constitutes a Default or an Event of Default has occurred and is continuing.

         IN WITNESS WHEREOF, I have hereunto set my hand as of this ____ day of _____________, 200__.

                             TOM BROWN RESOURCES FUNDING CORP.


                             By:
                                 ----------------------------------------------
                                        [Authorized Officer of TBF]




                               Exhibit C - Page 1

                                    EXHIBIT D

                        FORM OF ASSIGNMENT AND ACCEPTANCE

         Reference is made to that certain Credit Agreement, dated as of March 20, 2001 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Tom Brown Resources Funding Corp., a Nova Scotia unlimited liability company (the "Borrower"), The Toronto-Dominion Bank, as Canadian Documentation Agent, The Bank of Nova Scotia, as Canadian Syndication Agent, The Chase Manhattan Bank of Canada as Canadian Administrative Agent, The Chase Manhattan Bank, as Global Administrative Agent (the "Global Administrative Agent"), the other Agents party thereto, and such Lenders which are or become a party thereto. Terms defined in the Credit Agreement are used herein with the same meanings.

         The Assignor named on the reverse hereof hereby sells and assigns, without recourse, to the Assignee named on the reverse hereof, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the interests set forth on the reverse hereof in the Loan of the Assignor on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement and the other Loan Documents. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents, including, without limitation, the Intercreditor Agreement, and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and
(ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents (other than those set forth in Sections 10.4 and 10.12 thereof).

         This Assignment and Acceptance is being delivered to the Global Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.17(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Global Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Global Administrative Agent pursuant to Section 10.4(b) of the Credit Agreement.

         THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


Date of Assignment:
                         -----------------------------------------------------
Legal Name of Assignor:
                         -----------------------------------------------------
Legal Name of Assignee:
                         -----------------------------------------------------



                               Exhibit D - Page 1

Assignee's Address for Notices:
                                   -------------------------------------------
Effective Date of Assignment
("Assignment Date"):
                                   -------------------------------------------




                                                                               Percentage Assigned of Loans (set
                                             Equivalent Amount in             forth, to at least 8 decimals, as a
                                           Dollars of the Principal           percentage of the Facility and the
                                                    Amount                      aggregate Loans of all Lenders
               Facility                             Assigned                              thereunder)
--------------------------------------  -------------------------------  --------------------------------------------
Loan:                                   U.S.$_____                                     _________________%

The terms set forth above and on the reverse side hereof are hereby agreed to:

                          [Name of Assignor]   , as Assignor


                          By:
                              ---------------------------------------------
                          Name:
                          Title:


                          [Name of Assignee]   , as Assignee

                          By:
                              ---------------------------------------------
                          Name:
                          Title:



                               Exhibit D - Page 2

The undersigned hereby consent to the within assignment:(1)


                                     TOM BROWN RESOURCES FUNDING CORP.


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     THE CHASE MANHATTAN BANK, as
                                     Global Administrative Agent

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     THE CHASE MANHATTAN BANK OF
                                     CANADA, as Canadian Administrative
                                     Agent

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

--------
(1) Consents to be included to the extent required by Section 10.4(b) of the Credit Agreement.


                               Exhibit D - Page 3

                                   EXHIBIT E-1

                            FORM OF BORROWING REQUEST

                                 March __, 2001

The Chase Manhattan Bank(1)
as Global Administrative Agent
for the Lenders referred to below
c/o The Chase Manhattan Bank
Global Oil & Gas Group
600 Travis, 20th Floor
Houston, Texas 77002
Attention: Peter Licalzi
Facsimile: 713-216-4117

The Chase Manhattan Bank
as Global Administrative Agent
for the Lenders referred to below
c/o The Chase Manhattan Bank
Loan and Agency Services
One Chase Manhattan Plaza, 8th floor
New York, NY 10081
Attention: Joselin Fernandes
Facsimile: 212-552-5777

The Chase Manhattan Bank of Canada
as Canadian Administrative Agent for the Lenders referred to below c/o The Chase Manhattan Bank of Canada
1 First Canadian Place
100 King Street West, Suite 6900
P.O. Box 106
Toronto, Ontario
Canada M5X 1A4
Attention:
Facsimile:

         Re:      Tom Brown, Inc. - Canadian Term Credit Agreement

--------

(1) For Interest Periods for Canadian Dollars, also copy Chase Manhattan International Limited, International Loan Services Group, Trinity Tower, 9 Thomas More Street, London E1W 9YT, Attention: Steve Hurford.


                              Exhibit E-1 - Page 1

Dear Sirs:

         Reference is made to that certain Credit Agreement, dated as of March 20, 2001 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Tom Brown Resources Funding Corp., a Nova Scotia unlimited liability company (the "Borrower"), The Toronto-Dominion Bank, as Canadian Documentation Agent, The Bank of Nova Scotia, as Canadian Syndication Agent, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, The Chase Manhattan Bank, as Global Administrative Agent (the "Global Administrative Agent"), the other Agents party thereto and such Lenders which are or become a party thereto. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Borrowing Request and the Borrower hereby requests the Loan under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Loan requested hereby:

         (A) Principal amount and Currency: [C$150,000,000]

         (B) Interest rate basis(2): Eurocurrency

         (C) Effective date (which is a Business Day): Global Effective Date

         (D) Date of maturity (which is a Business Day):
                                                        -----------------------

         (E) Interest Period(3):
                                --------------------

      The Borrower has caused this Borrowing Request to be executed and delivered by its Authorized Officer this day of March, 2001.

                           Very truly yours,

                           TOM BROWN RESOURCES FUNDING CORP.


                           By:
                               ----------------------------------------------
                           Name:
                           Title:


--------

(2)      Eurocurrency Interest Period or ABR Interest Period.

(3) If applicable, selected period must comply with the definition of "Interest Period" and end not later than the Maturity Date.


                              Exhibit E-1 - Page 2

                                   EXHIBIT E-2

                        FORM OF INTEREST ELECTION REQUEST

                            ________________, 200___

The Chase Manhattan Bank(1)
as Global Administrative Agent
for the Lenders referred to below
c/o The Chase Manhattan Bank
Global Oil & Gas Group
600 Travis, 20th Floor
Houston, Texas 77002
Attention: Peter Licalzi
Facsimile: 713-216-4117

The Chase Manhattan Bank
as Global Administrative Agent
 for the Lenders referred to below
c/o The Chase Manhattan Bank
Loan and Agency Services
One Chase Manhattan Plaza, 8th floor
New York, NY 10081
Attention: Joselin Fernandes
Facsimile: 212-552-5777

The Chase Manhattan Bank of Canada
as Canadian Administrative Agent for the Lenders referred to below c/o The Chase Manhattan Bank of Canada
1 First Canadian Place
100 King Street West, Suite 6900
P.O. Box 106
Toronto, Ontario
Canada M5X 1A4
Attention:
Facsimile:

         Re:      Tom Brown, Inc. - Canadian Term Credit Agreement

--------
(1) For elections with respect to Canadian Dollars, also copy Chase Manhattan International Limited, International Loan Services Group, Trinity Tower, 9 Thomas More Street, London E1W 9YT, Attention: Steve Hurford.


                              Exhibit E-2 - Page 1

Dear Sirs:

         Reference is made to that certain Credit Agreement, dated as of March 20, 2001 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Tom Brown Resources Funding Corp., a Nova Scotia unlimited liability company the "Borrower"), The Toronto-Dominion Bank, as Canadian Documentation Agent, The Bank of Nova Scotia, as Canadian Syndication Agent, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, The Chase Manhattan Bank, as Global Administrative Agent (the "Global Administrative Agent"), the other Agents party thereto and such Lenders which are or become a party thereto. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes an Interest Election Request and the Borrower hereby requests the conversion or continuation of an Interest Period under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Interest Period to be converted or continued as requested hereby:

         (A) Interest Period to which this request applies(1):
                                                              -----------------

         (B) Principal amount of Interest Period to be converted/continued:

         ----------------------------------------------------------------------

         (C) Effective date of election (which is a Business Day):
                                                                  -------------

         (D) Interest rate basis of resulting Interest Period(2):
                                                                 --------------

         (E) Interest Period of resulting Interest Period(3):
                                                             ------------------

                           Very truly yours,

                           TOM BROWN RESOURCES FUNDING CORP.


                           By:
                               -----------------------------------------------
                           Name:
                           Title:

--------
(1)      Specify existing Type and last day of current Interest Period.

(2)      Eurocurrency Interest Periods or ABR Interest Periods.

(3) Which must comply with the definition of "Interest Period" and end not later than the Maturity Date.


                              Exhibit E-2 - Page 2

                                    EXHIBIT F

                            FORM OF PLEDGE AGREEMENT

                                [to be provided]




                               Exhibit F - Page 1

                                    EXHIBIT G

                             FORM OF PARENT GUARANTY

                                [to be provided]




                               Exhibit G - Page 1

                                  SCHEDULE 2.1

                                   COMMITMENTS



                 Lender                              Commitments
-----------------------------------------         ------------------
The Chase Manhattan Bank, Toronto Branch          U.S.$10,555,555.54

U.S. Bank National Association                    U.S.$10,555,555.56

BNP Paribas                                       U.S.$10,555,555.56

The Bank of Nova Scotia                           U.S.$10,555,555.56

Toronto Dominion (Texas), Inc.                    U.S.$10,555,555.56

Christiana Bank OG Kreditkasse, ASA New           U.S.$10,555,555.56
York Branch

National Bank of Canada, New York Branch          U.S.$10,555,555.56

Comerica Bank - Texas                             U.S.$ 8,444,444.44

The Fuji Bank, Limited                            U.S.$ 6,333,333.33

Wells Fargo Bank, N.A.                            U.S.$ 6,333,333.33

TOTAL:                                            U.S.$95,000,000




                              Schedule 2.1 - Page 1